Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
GENON ENERGY, INC., et al.,(1))		Case No. 17-33695 (DRJ)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No. 1673, 1736

ORDER (A) AUTHORIZING INTERIM DISTRIBUTIONS
ON ACCOUNT OF CERTAIN ALLOWED UNSECURED CLAIMS
UNDER THE PLAN AND CONFIRMATION ORDER, (B) ESTABLISHING
RELATED CLAIM ESTIMATES, AND (C) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)(2) of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an order (this “Order”):  (a) authorizing, but not directing,

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each debtor’s federal tax identification number, are:  GenOn Energy, Inc. (5566); GenOn Americas Generation, LLC (0520); GenOn Americas Procurement, Inc. (8980); GenOn Asset Management, LLC (1966); GenOn Capital Inc. (0053); GenOn Energy Holdings, Inc. (8156); GenOn Energy Management, LLC (1163); GenOn Energy Services, LLC (8220); GenOn Fund 2001 LLC (0936); GenOn Mid-Atlantic Development, LLC (9458); GenOn Power Operating Services MidWest, Inc. (3718); GenOn Special Procurement, Inc. (8316); Hudson Valley Gas Corporation (3279); Mirant Asia-Pacific Ventures, LLC (1770); Mirant Intellectual Asset Management and Marketing, LLC (3248); Mirant International Investments, Inc. (1577); Mirant New York Services, LLC (N/A); Mirant Power Purchase, LLC (8747); Mirant Wrightsville Investments, Inc. (5073); Mirant Wrightsville Management, Inc. (5102); MNA Finance Corp. (8481); NRG Americas, Inc. (2323); NRG Bowline LLC (9347); NRG California North LLC (9965); NRG California South GP LLC (6730); NRG California South LP (7014); NRG Canal LLC (5569); NRG Delta LLC (1669); NRG Florida GP, LLC (6639); NRG Florida LP (1711); NRG Lovett Development I LLC (6327); NRG Lovett LLC (9345); NRG New York LLC (0144); NRG North America LLC (4609); NRG Northeast Generation, Inc. (9817); NRG Northeast Holdings, Inc. (9148); NRG Potrero LLC (1671); NRG Power Generation Assets LLC (6390); NRG Power Generation LLC (6207); NRG Power Midwest GP LLC (6833); NRG Power Midwest LP (1498); NRG Sabine (Delaware), Inc. (7701); NRG Sabine (Texas), Inc. (5452); NRG San Gabriel Power Generation LLC (0370); NRG Tank Farm LLC (5302); NRG Wholesale Generation GP LLC (6495); NRG Wholesale Generation LP (3947); NRG Willow Pass LLC (1987); Orion Power New York GP, Inc. (4975); Orion Power New York LP, LLC (4976); Orion Power New York, L.P. (9521); RRI Energy Broadband, Inc. (5569); RRI Energy Channelview (Delaware) LLC (9717); RRI Energy Channelview (Texas) LLC (5622); RRI Energy Channelview LP (5623); RRI Energy Communications, Inc. (6444); RRI Energy Services Channelview LLC (5620); RRI Energy Services Desert Basin, LLC (5991); RRI Energy Services, LLC (3055); RRI Energy Solutions East, LLC (1978); RRI Energy Trading Exchange, Inc. (2320); and RRI Energy Ventures, Inc. (7091).  The Debtors’ service address is:  804 Carnegie Center, Princeton, New Jersey 08540.

(2)         Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

the Debtors to make one or more interim distributions to the Holders of Allowed GenOn Notes Claims and Holders of Allowed General Unsecured Claims; (b) establishing Claims Estimates in respect of General Unsecured Claims; and (c) granting related relief, all as more fully set forth in the Motion; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order; this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that it may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1.                                      The Motion is granted as set forth in this Order.

2.                                      With respect to claims filed by Pennsylvania Department of Revenue (Claim No. 913), Potrero Power Development Management, LLC (“Potrero”) (Claim No. 1360), and CenterPoint Energy MRT Services, LLC (Claim No. 1247) (collectively, the “Claims”), the Debtors and the claimants have agreed to continue and adjourn the relief requested in the Motion solely with respect to the estimation of their respective Claims.  Upon expiration of the agreed

2

continuance, the Debtors may pursue the relief requested in the Motion with respect to estimating the applicable Claim(s) upon written notice filed with the Court.  With respect to the claims filed by CenterPoint Energy, Inc. and its subsidiaries (Claim Nos. 1250, 1327, 1328) (the “CenterPoint Claims”), the relief requested in the Motion does not impact the CenterPoint Claims.  With respect to Potrero, the Debtors shall provide Potrero with 21 days’ written notice of the Debtors intention to pursue the relief requested in the Motion with respect to Potrero and will request a hearing on the Motion (if a hearing has not already been requested).  Potrero reserves all rights and objections with regard to the Motion; provided, that Potrero does not, and will not, object to the relief requested in the Motion or authorized in this Order with respect to the Debtors’ authorization to make one or more interim Cash distributions.

3.                                      The Plan is deemed modified to authorize, but not direct, the Debtors to make one or more interim Cash distributions to Holders of Allowed GenOn Notes Claims and Holders of Allowed General Unsecured Claims prior to the Effective Date out of excess cash that the Debtors determine in their business judgment will not be needed to fund their businesses or satisfy Claims.  With respect to any interim distributions in excess of $630 million, the Debtors shall serve and file written notice of such proposed distribution and parties in interest will have 14 days to file any objections in connection therewith.  If any such objection is timely filed, the Court shall determine whether the proposed distribution is a sound exercise of business judgment.  Distributions to Holders of Allowed General Unsecured Claims shall be at least in proportion to any contemporaneous distributions to Holders of Allowed GenOn Notes Claims.

4.                                      Any distribution on account of the GenOn Notes Claims shall be allocated on a pro rata basis.

3

5.                                      The form of GenOn Notes payment notice, attached hereto as Appendix A, (the “GenOn Notes Partial Payment Notice”) is approved.  The Debtors shall serve the GenOn Notes Partial Payment Notice in accordance with the Motion.

6.                                      The Debtors shall serve the GenOn Notes Partial Payment Notice on the GenOn Notes Trustee, FINRA, and DTC no later than two (2) business days prior to the payment date to the GenOn Notes Trustee.  The GenOn Notes Trustee is authorized and directed to process payments in accordance with the GenOn Notes Partial Payment Notice and this Order and distribute to DTC any funds it receives within two (2) business days of such funds being deposited with the GenOn Notes Trustee.

7.                                      Without limiting the foregoing paragraph in any respect, the Debtors are authorized to process any payment via DTC or like processes.

8.                                      Distributions to the GenOn Noteholders of payments in respect of the GenOn Notes Claims shall not constitute repayments of principal or interest, and DTC and all other applicable clearing systems shall cooperate with and take all actions reasonably requested by the GenOn Notes Trustee to facilitate such distributions without requiring that such distributions be characterized as repayments of principal or interest.

9.                                      Current, former, and future holders and beneficial holders of the GenOn Notes are hereby enjoined from commencing or continuing any action or proceeding against the GenOn Notes Trustee, DTC, the Debtors, and NRG, and each of their respective affiliates, arising out of, relating to, or in connection with this Order and the execution, delivery, and implementation by such parties (including the GenOn Notes Trustee and DTC) of this Order, including effectuating any payment, except to compel the GenOn Notes Trustee or DTC to comply with the terms of this Order.

4

10.                               Pursuant to section 1127 of the Bankruptcy Code, the proposed modifications to the Plan constitute technical changes, or modifications that do not otherwise materially and adversely affect or change the treatment of any other Claim or Interest.  The proposed modifications to the Plan comply with section 1127(b) of the Bankruptcy Code, and with sections 1122, 1123, and 1129 of the Bankruptcy Code.

11.                               The respective General Unsecured Claims set forth in Schedule 1 attached hereto are each estimated in the amount of the Claim Estimate set forth therein, for all purposes.  For the avoidance of doubt, notwithstanding anything to the contrary contained in Schedule 1, the Motion, or this Order, the Debtors reserve the right to dispute, object to, estimate or further estimate, and/or otherwise contest General Unsecured Claims unless and until they (or any portion thereof) are Disallowed or Allowed pursuant to the terms of the Plan or further order of this Court (whether or not such claims are currently contained on Schedule 1).

12.                               The Debtors can rely on each Claim Estimate for all purposes relating to making distributions under the Plan.  No General Unsecured Claim shall be Allowed in an amount greater than the Claim Estimate applicable to such Claim set forth in Schedule 1 attached hereto.

13.                               Notwithstanding anything else in this Order, the Claim Estimate for the Claims of the Wisconsin Plaintiffs (as defined in footnote 2 of Docket Entry # 1629) shall be $10 million in the aggregate (“Wisconsin Claim Estimate”), for all purposes, but without regard to any allocation as between Debtors GenOn Energy, Inc. and RRI Energy Services, LLC.  For the avoidance of doubt, the Wisconsin Plaintiffs shall not request relief or otherwise assert that the Wisconsin Claim Estimate should be in excess of such $10 million amount.  Except as provided herein, neither the Motion nor this Order shall create, enlarge, abridge, or otherwise modify the rights of the Debtors, the Reorganized Debtors, their Bankruptcy Estates and/or the Wisconsin Plaintiffs under the Plan

5

and Confirmation Order with respect to a further estimation or re-estimation of the Wisconsin Plaintiffs’ Claims and all parties’ rights thereunder are preserved; provided, however, that no proceeding to further estimate or re-estimate the Wisconsin Plaintiff’s Claims can be brought (a) until 12 months from the date hereof, and (b) unless this Court, in connection with such further estimation or re-estimation proceeding, finds that the relief requested would facilitate the prompt administration of these chapter 11 cases; provided, further, that no such further estimation or re-estimation can take place if: (i) the Wisconsin Plaintiffs’ Claims have been Allowed or Disallowed by further order of this Court or another court of competent jurisdiction (solely insofar as an appellate court determines this Court lacks authority to adjudicate the Wisconsin Plaintiff’s Claims); or (ii) the parties have agreed to a final resolution of the Wisconsin Plaintiffs Claims, and such resolution is evidenced by a stipulation filed with this Court.  The Debtors can rely on the Wisconsin Claim Estimate for all purposes relating to making distributions under the Plan.  The Wisconsin Claims Estimate shall not have res judicata or collateral estoppel effect on the other co-defendants in the MDL Litigation.  If a further estimation or re-estimation proceeding is sought to reduce the Wisconsin Claims Estimate to any amount other than $10 Million, then this Order does not preclude the Wisconsin Plaintiffs from opposing or contesting the relief sought in any such proceeding.

14.                               The Debtors and the Wisconsin Plaintiffs agree to participate in good faith in a mediation to be conducted in Houston, Texas no later than 60 days from the date this Order is entered on the docket, unless the parties further agree in writing to a later date; and the parties agree to select the Honorable Marvin J. Isgur as the mediator to preside over the mediation.

15.                               The modifications to the NRG Settlement set forth in Appendix B attached hereto are approved.

6

16.                               The Debtors are authorized to take any and all actions that are necessary or appropriate to implement the terms of this Order, including with respect to the modifications to the NRG Settlement set forth in Appendix B attached hereto.  Nothing herein or in the Motion, nor any action by the Debtors to implement this Order, shall constitute an admission of the validity, nature, amount, or priority of any Claim, and the Debtors reserve all of their rights to dispute the validity, nature, amount, or priority of any Claim, including those estimated for in the Claims Estimate.

17.                               Notwithstanding the relief granted in this Order and any actions taken pursuant to such relief, nothing in this Order shall be deemed:  (a) an admission as to the amount of, basis for, or validity of any claim against a Debtor entity; (b) a waiver of the Debtors’ right to dispute any prepetition claim on any grounds; (c) a promise or requirement to pay any prepetition claim; (d) an implication or admission that any particular claim is of a type specified or defined in this Order or the Motion; (e) a request or authorization to assume any prepetition agreement, contract, or lease pursuant to section 365 of the Bankruptcy Code; (f) to alter or impair the Debtors right to assume, assume and assign, or reject executory contracts and unexpired leases pursuant to the terms of the Plan, or (g) a waiver of the Debtors’ rights under the Bankruptcy Code or any other applicable law.

18.                               Except as otherwise specifically provided for herein, all other terms of the Plan remain in full force and effect.

19.                               The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Order in accordance with the Motion.

7

20.                               Notwithstanding the possible applicability of Federal Rules of Bankruptcy Procedure 3020(e), 6004(h), 7062, 9014 or otherwise, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

21.                               This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Order.

Dated: July 13, 2018	/s/ David R. Jones
Houston, Texas	THE HONORABLE DAVID R. JONES
UNITED STATES BANKRUPTCY JUDGE

8

Schedule 1

General Unsecured Claims

Schedule 1-A

Liquidated General Unsecured Claims

Claim / Schedule No.	Claimant	Debtor	Category of Claim	Claimed Amount	Proposed Claim Estimate
10	SIMAKAS COMPANY INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$138,251.57	$131,883.24
21	FAIR HARBOR CAPITAL, LLC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,362.02	$12,389.02
29	GILLOTA INC.	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,380.58	$1,380.58
32	DEPARTMENT OF THE TREASURY - IRS	GENON MID-ATLANTIC DEVELOPMENT, LLC	TAX CLAIMS	$1,606.75	$1,606.75
37	MISSISSIPPI LIME COMPANY	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,100.12	$6,100.12
42	MAGLARAS, THOMAS J.	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,675.00	$3,675.00
48	VALVE & INSTRUMENT EXPRESS LLC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,168.85	$8,168.85
49	NAPA NEW CASTLE/MERCER AUTO PARTS	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$70.52	$70.52
56	TRC MASTER FUND LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$32,599.36	$32,599.36
57	VONWIN CAPITAL MANAGEMENT, LP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,391.59	$2,391.59
58	SKYTEC INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,501.00	$3,501.00
59	TANNOR PARTNERS CREDIT FUND, LP	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,400.00	$2,544.00
62	P-M INDUSTRIAL SUPPLY, INC.	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,804.25	$1,804.25
65	M & C TECHGROUP NORTH AMERICA	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,896.20	$1,896.20
70	FIRE-TECH, INC.	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$41,524.00	$41,524.00
87	TANNOR PARTNERS CREDIT FUND, LP	MULTIPLE DEBTORS	GOODS SOLD/SERVICES (TRADE CLAIM)	$37,193.06	$44,468.70
88	J. HARRIS INDUSTRIAL WATER TREATMENT INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$15,087.45	$15,087.45
103	C.D. LYON CONSTRUCTION, INC.	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$43,108.65	$43,108.65
106	LOUIS J HEIMBROCK SR	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$375.00	$375.00
112	TELSA AIRHEATER SOLUTIONS, INC.	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,348.62	$5,348.62
122	ABT, LLC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,040.00	$1,040.00
123	INTERCONNECT OF WESTERNPA, INC.	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,758.53	$5,758.53
126	WESCO DISTRIBUTION INC.	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,919.38	$2,919.38
128	SONAR ASSET MANAGEMENT GROUP, INC.	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,180.00	$3,180.00
131	APPLUS RTD USA	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,860.00	$5,860.00
136	FIRST ADVANTAGE	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$44,757.04	$44,757.04
141	MCGUIRE, CRADDOCK, & STROTHER, P.C.	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$575.00	$575.00
143	FRUIT GROWERS LABORATORY, INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,176.13	$9,176.13
144	FRUIT GROWERS LABORATORY, INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$16,820.37	$16,820.37
149	F.W. WEBB CO	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$475.04	$475.04
152	TRI-PACIFIC HEATING & AIR CONDITIONING	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,418.23	$10,418.23
231	COMPLIANCE OPPORTUNITIES GROUP, LLC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,996.95	$4,996.95
232	SD MYERS LLC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,011.00	$2,011.00
233	SD MYERS LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$744.00	$744.00
235	METALS, INC.	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,563.00	$2,563.00

236	PRESTO-X	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,663.93	$1,285.00
243	J & L COMMERCIAL SERVICES LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,445.00	$9,445.00
247	MILLER ENVIRONMENTAL GROUP INC.	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$16,760.09	$16,760.09
253	TRC MASTER FUND LLC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$42,696.00	$42,696.00
254	ARCO ENTERPRISES, INC.	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$57,832.00	$57,832.00
255	MOREAU, THEODORE	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,298.60	$2,298.60
260	RAILROAD TRAFFIC CONTROL INC.	NRG POWER MIDWEST GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$526.24	$526.24
262	INLAND FIRE BRICK, LLC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$712.50	$712.50
263	WARREN FIRE EQUIPMENT, INC.	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,051.33	$3,051.33
280	D&S HOIST AND CRANE	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,626.66	$3,574.29
293	ROSEMOUNT INC.	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,229.63	$2,229.63
294	ROSEMOUNT INC.	NRG WHOLESALE GENERATION LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,510.78	$11,510.78
295	METALS, INC.	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,346.92	$1,346.92
302	CLEAN CARE, INC.	NRG CANAL LLC	CONTRACT/EXECUTORY CONTRACT	$1,602.67	$1,602.67
304	CIRCUIT BREAKER SALES NE INC.	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$31,610.00	$31,610.00
313	VONWIN CAPITAL MANAGEMENT, LP	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$16,496.53	$16,496.53
321	AMERICAN INDUSTRIAL CARE	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$236.48	$236.48
324	TANNOR PARTNERS CREDIT FUND, LP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,273.00	$4,700.30
330	K. CONNELLY CORP	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,522.40	$1,522.40
335	HANK BLOOM SERVICES INC DBA	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$18,533.39	$18,533.39
342	HALL EQUIPMENT LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$439,360.00	$439,360.00
344	UPCHURCH SERVICES LLC	NRG WHOLESALE GENERATION LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$24,547.41	$24,547.41
352	TEK ID INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$218.75	$218.75
353	TEK ID INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$817.50	$817.50
355	TEK ID INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$412.00	$412.00
356	TEK ID INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,000.00	$1,000.00
359	TEK ID INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$755.04	$755.04
363	TEK ID INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$343.75	$343.75
364	CINTAS CORPORATION	MULTIPLE DEBTORS	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,061.39	$3,061.39
367	INTERCONNECT OF WESTERNPA, INC.	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$783.00	$783.00
368	CUSTOM VALVE REPAIR	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$18,989.00	$18,989.00
372	PORTERSVILLE PRD	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,422.00	$2,422.00
378	ATLANTIC STATES LUBRICANTS CORP	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,644.44	$1,644.44
382	STEIN INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$35,173.76	$35,173.76
383	AIR DRAULICS ENGINEERING CO INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,836.88	$7,836.88
384	AMERICAN EXPRESS TRAVEL RLTD SVCS CO INC	GENON ENERGY, INC.	BANK DEBT/CREDIT FACILITY	$3,059.47	$3,059.47
390	HAIN CAPITAL INVESTORS, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$160,251.67	$160,251.67
395	CINTAR INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$733.74	$733.74
396	SUEZ TREATMENT SOLUTIONS INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,144.34	$6,144.34
401	GROUND PENETRATING RADAR SYSTEMS, INC	NRG NORTHEAST HOLDINGS, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,000.00	$1,000.00
404	PRACO SERVICE CORPORATION	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,275.00	$10,275.00

409	SOFIS COMPANY, INC.	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$25,000.00	$25,000.00
410	CINTAS CORPORATION	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,849.43	$11,849.43
414	CINTAS CORPORATION NO. 2	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,057.20	$7,057.20
418	ITU ABSORBTECH INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$534.16	$534.16
422	ITU ABSORBTECH INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$622.15	$622.15
425	C.H. REED INC.	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,558.55	$1,558.55
426	ASHWORTH LEININGER GROUP	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,500.00	$4,500.00
433	MICROBAC LABORATORIES, INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$29,566.60	$29,566.60
443	CONSTRUCTION RENTAL AND SUPPLY	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,580.18	$2,580.18
444	CONSTRUCTION RENTAL AND SUPPLY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,400.00	$4,400.00
449	DAMIANT, GERARD M, ESQ	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,729.72	$2,729.72
450	CLEAN COMBUSTION AND ENERGY INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,950.00	$9,950.00
457	ALPINE POWER SYSTEM	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,315.00	$4,315.00
460	ELECTRONIC MAINTENANCE COMPANY	GENON ENERGY, INC.	EQUIPMENT LEASE	$5,394.00	$5,394.00
461	C.S. SQUARED	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,394.00	$7,394.00
475	CHALMERS & KUBECK INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$45,018.00	$45,018.00
476	ELECTROMARK	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,895.41	$1,895.41
479	AIRGAS USA, LLC	NRG WHOLESALE GENERATION LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$197.88	$197.88
480	CINTAS CORPORATION NO. 2	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,009.75	$5,009.75
481	TANNOR PARTNERS CREDIT FUND, LP	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,021.75	$7,199.71
485	WORLDWIDE TURNAROUND MANAGEMENT, LP	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$18,567.95	$18,567.95
492	ALL SERVICES CLEANING JANITURIAL INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$698.00	$698.00
505	EADS DISTRIBUTION LLC	NRG WHOLESALE GENERATION LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$21,765.42	$21,765.42
508	PERMADUR INDUSTRIES INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$15,059.54	$15,059.54
518	FRESH MEADOW POWER LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$999,291.08	$999,291.08
520	EATON CORPORATION	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,994.00	$9,994.00
521	TRC MASTER FUND LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$16,722.00	$16,722.00
523	EATON CORPORATION	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,255.00	$3,255.00
527	MECHANICAL DYNAMICS & ANALYSIS, LTD	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,250.00	$3,250.00
528	TRC MASTER FUND LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,970.00	$2,970.00
529	AMERICAN WATER	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,075.33	$3,075.33
532	PETROCHOICE	NRG POWER MIDWEST GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,178.71	$2,178.71
543	RENTOKIL	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$465.00	$465.00
544	UNITED CONVEYOR SUPPLY COMPANY	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$326.00	$326.00
546	BIOSOLUTIONS INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,315.98	$1,315.98
547	FAZIO, FRANCIS ROCCO	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,500.00	$2,500.00
551	BARBARA BROSS DEF BEN PLAN	GENON ENERGY, INC.	OTHER BASIS	$104,000.00	$104,000.00
554	DION AND SONS INC	MULTIPLE DEBTORS	GOODS SOLD/SERVICES (TRADE CLAIM)	$62,984.49	$62,984.49
555	PHASOR ENGINEERING SERVICES, LLC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$17,667.19	$17,667.19
556	MILHENCH SUPPLY COMPANY INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$301.16	$301.16
558	CITY OF OXNARD	MULTIPLE DEBTORS	UTILITIES	$35,465.08	$35,465.08
559	KELVION INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$12,697.50	$12,697.50

564	AIRGAS SPECIALTY PRODUCTS INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$26,269.13	$26,269.13
565	BAY VALVE SERVICE & ENGINEERING LLC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$29,409.28	$29,409.28
567	FAIR HARBOR CAPITAL, LLC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$15,489.50	$15,489.50
572	FAIR HARBOR CAPITAL, LLC	GENON ENERGY SERVICES, LLC	GOODS SOLD WITHIN 20 DAYS/503 (B) (9)	$2,375.10	$2,839.71
573	MBC APPLIED ENVIRONMENTAL SCIENCES	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$24,515.02	$24,515.02
575	WASTE MANAGEMENT OF CENTRAL MS	NRG WHOLESALE GENERATION LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,389.44	$6,389.44
585	SAFETY-KLEEN/CLEAN HARBORS	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$50,892.83	$50,892.83
586	LG2 ENVIRONMENTAL SOLUTIONS	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,005.00	$10,005.00
589	PERILLO SANITATION CO INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,125.00	$2,125.00
590	INDUSTRIAL PACKING INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$680.04	$680.04
591	PROJECTILE TUBE CLEANING INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,504.00	$8,504.00
592	FRANCIS ROCCO FAZIO	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,500.00	$2,500.00
593	WEST PENN LACO INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,569.86	$2,569.86
594	TEK ID INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,572.54	$1,572.54
595	JOHN ZINK COMPANY LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,780.00	$11,780.00
596	JOHN ZINK COMPANY LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,030.09	$10,030.09
597	TRU STEEL METALS LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$466.45	$466.45
600	INDUSTRIAL VALVE SALES AND SERVICE, INC.	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$17,230.00	$17,230.00
603	WINTER CORPORATION	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$891.57	$891.57
604	VONWIN CAPITAL MANAGEMENT, LP	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,254.00	$5,254.00
613	VONWIN CAPITAL MANAGEMENT, LP	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,875.00	$8,875.00
616	VENDOR RECOVERY FUND IV, LLC	GENON ENERGY SERVICES, LLC	UTILITIES	$903.87	$903.87
617	GENERATORTECH INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,183.96	$6,183.96
619	BROWN AND 0’MALLEY COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$245.58	$245.58
620	HIVELY LANDSCAPES	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,644.52	$3,644.52
621	FAIR HARBOR CAPITAL, LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,895.00	$2,895.00
622	M&R SOLUTIONS	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,421.92	$9,421.92
623	EAGLE LEASING CO	NRG CANAL LLC	EQUIPMENT LEASE	$122.37	$122.37
630	CONTROL ASSOCIATES, INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$41,981.00	$41,981.00
653	OLORI HIGH REACH LLC	NRG BOWLINE LLC	EQUIPMENT LEASE	$3,900.00	$3,900.00
654	TANNOR PARTNERS CREDIT FUND, LP	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$41,038.68	$45,142.55
655	MORNING STAR SWEEPING SERVICES INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$325.00	$325.00
656	NEW ENGLAND CONTROLS INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$17,051.00	$17,051.00
659	KING MURRAY OPERATING COMPANY LLC	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,300.00	$2,300.00
660	TANNOR PARTNERS CREDIT FUND, LP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$22,375.88	$23,718.43
662	TEK ID INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,562.50	$1,562.50
663	YOKOGAWA CORPORATION OF AMERICA	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$875.00	$875.00
666	AZIMA DLI LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,366.66	$7,366.66
667	SHENANGO OF PENNSYLVANIA INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,730.98	$1,730.98
668	MALONE ELECTRIC OF COLUMBUS LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$900.00	$900.00
677	ANDERSON EQUIPMENT COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$19,836.28	$19,836.28

678	ALLOWAY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,299.00	$1,299.00
679	ATLAS COPCO COMPRESSORS LLC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,685.00	$3,685.00
680	DRA TAGGART, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,047,132.89	$1,047,132.89
684	MISSISSIPPI DEPT OF ENVIRO QUALITY	GENON ENERGY, INC.	OTHER BASIS	$8,498.07	$8,498.07
688	GEOCHEMICAL TESTING	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$14,422.05	$14,422.05
689	DIAMOND TURF AND LANDSCAPE, LNC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,409.00	$1,409.00
691	GEOCHEMICAL TESTING	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$104.85	$104.85
692	VEOLIA ES TECHNICAL SOLUTIONS LLC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$64,888.32	$64,888.32
696	TRC MASTER FUND LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$12,491.52	$12,491.52
697	EQUIPMENT RENTAL OPTIONS CO LLC	NRG POWER MIDWEST LP	EQUIPMENT LEASE	$1,220.00	$1,220.00
699	INDUSTRIAL SCIENTIFIC CORP	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,717.23	$1,717.23
701	INDUSTRIAL SCIENTIFIC CORP	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$884.22	$884.22
703	MARKS LAWN MAINTENANCE & SCREENS INC	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,600.00	$5,600.00
714	PROTEC INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,610.12	$13,610.12
715	KAAM GROUP INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,318.70	$2,318.70
717	SCHINDLER ELEVATOR CORP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$16,916.91	$16,916.91
719	LUBRICATION ENGINEERS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$622.40	$622.40
727	APPLIED CONTROL ENGINEERING INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$945.80	$945.80
729	STANDARD ALLOYS INCORPORATED	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$70,457.80	$70,457.80
734	CATALYST AIR MANAGEMENT INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,642.00	$6,642.00
759	ARAMARK UNIFORM & CAREER APPAREL, LLC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,140.21	$1,140.21
761	FRANCHISE TAX BOARD	GENON ASSET MANAGEMENT, LLC	TAX CLAIMS	$48.00	$48.00
762	FRANCHISE TAX BOARD	GENON ENERGY SERVICES, LLC	TAX CLAIMS	$1,427.63	$1,427.63
763	FRANCHISE TAX BOARD	GENON ENERGY MANAGEMENT, LLC	TAX CLAIMS	$48.00	$48.00
765	FRANCHISE TAX BOARD	RRI ENERGY SERVICES, LLC	TAX CLAIMS	$48.00	$48.00
839	CRYSTAL ROCK WATER COMPANY	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,456.26	$3,456.26
851	MCCAMPBELL ANALYTICAL INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,878.70	$6,878.70
852	FASTENAL COMPANY	GENON ENERGY, INC.	GOODS SOLD WITHIN 20 DAYS/503 (B) (9)	$1,682.77	$1,682.77
862	RIVER SALVAGE COMPANY INC	GENON ENERGY, INC.	EQUIPMENT LEASE	$12,500.00	$12,500.00
869	ABC EQUIPMENT RENTAL AND SALES	GENON ENERGY, INC.	EQUIPMENT LEASE	$1,787.01	$1,787.01
873	SIMPLEXGRINNELL	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,982.51	$3,982.51
878	SONAR ASSET MANAGEMENT GROUP, INC.	NRG BOWLINE LLC	GOODS SOLD WITHIN 20 DAYS/503 (B) (9)	$2,085.50	$2,085.50
879	JR ENGINEERING & MACHINE CORP	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$116,355.00	$116,355.00
880	TED JOHNSON PROPANE	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$48.00	$48.00
881	APPLE OCCUPATIONAL MEDICAL SERVICES, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$77.00	$77.00
882	KISSICK ENGINEERED PRODUCTS & SERVICES	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,129.20	$1,129.20
883	LECTRODRYER LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,927.00	$2,927.00
884	HS FINANCIAL GROUP,LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,819.00	$11,819.00
885	HS FINANCIAL GROUP, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$21,655.00	$21,655.00
892	RC CHATHAM SR & ASSOCIATES	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,945.25	$2,945.25
893	SONAR ASSET MANAGEMENT GROUP INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD WITHIN 20 DAYS/503 (B) (9)	$2,672.61	$2,672.61
894	DOMESTIC LINEN SUPPLY CO INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$948.50	$948.50

895	MBM FINANCIAL INTERESTS LP	NRG CALIFORNIA SOUTH LP		$2,378.79	$2,378.79
896	ECOLAB INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,305.84	$5,305.84
897	MBM FINANCIAL INTERESTS LP	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,300.40	$2,300.40
900	DAZSER-ORL CORP	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$765.40	$765.40
901	AMETEK DREXELBROOK	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,787.00	$1,787.00
903	BLACKHAWK NEFF INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,398.08	$7,398.08
907	RUTHRAUFF SERVICE LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$31,374.00	$31,374.00
908	NATURCHEM INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,375.00	$1,375.00
909	MBM FINANCIAL INTERESTS LP	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$370.00	$370.00
918	SHEPPARD T POWELL ASSOCIATES LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,057.00	$2,057.00
919	HAAS GROUP INTERNATIONAL INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$12,066.31	$12,066.31
920	SECURITY WORKS INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,103.75	$2,103.75
923	SHEPPARD T POWELL ASSOCIATES LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,144.00	$1,144.00
926	HAAS GROUP INTERNATIONAL INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$43,001.74	$45,972.16
927	AMERICAN ELECTRICAL TESTING CO.,INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$25,920.27	$25,920.27
928	HAAS GROUP INTERNATIONAL INC	NRG WHOLESALE GENERATION LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$54,393.09	$54,393.09
930	GATX CORPORATION	NRG CANAL LLC	EQUIPMENT LEASE	$827.42	$827.42
932	SOUTHWELL INDUSTRIES	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$24,861.00	$24,861.00
950	TANNOR PARTNERS CREDIT FUND LP	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$57,112.32	$61,681.31
970	WALKER US INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,810.00	$7,810.00
974	WIEGERT CONSTRUCTION INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,138.00	$3,138.00
977	CONTRA COSTA ELECTRIC INC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$48,064.28	$48,064.28
1015	DUNBAR MECHANICAL INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$22,651.52	$22,651.52
1023	CB&I ENVIRONMENTAL & INFRASTRUCTURE INC	NRG WHOLESALE GENERATION LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$32,292.25	$32,292.25
1024	CB&I ENVIRONMENTAL & INFRASTRUCTURE INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,606.00	$5,606.00
1025	CB&I ENVIRONMENTAL & INFRASTRUCTURE INC	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$325.00	$325.00
1031	SHAWE & ROSENTHAL LLP	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$19,670.87	$19,670.87
1033	CB&I ENVIRONMENTAL & INFRASTRUCTURE INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$74,591.49	$63,637.99
1039	BARCLAY DAMON LLP	NRG WHOLESALE GENERATION LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$87,354.28	$87,354.28
1046	AIRGAS USA LLC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$44,762.84	$32,097.59
1048	HACH COMPANY	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,291.98	$5,291.98
1070	DELTA ELECTRO POWER INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,977.00	$9,977.00
1074	AVI FOODSYSTEMS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$239.60	$239.60
1075	LUBRICATION SPECIALTIES LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,634.80	$3,634.80
1084	STAUFFER GLOVE AND SAFETY	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,899.55	$1,899.55
1105	ORANGE AND ROCKLAND UTILITIES, INC.	NRG LOVETT LLC	UTILITIES	$85,589.56	$85,589.56
1113	SOLIDIFICATION PRODUCTS	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,260.00	$1,260.00
1129	EQUIPMENT & CONTROLS INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$22,080.39	$22,080.39
1130	MARKEN MECHANICAL SERVICES INC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$19,982.31	$19,982.31

1143	SONAR ASSET MANAGEMENT GROUP INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD WITHIN 20 DAYS/503(B)(9)	$4,619.17	$4,619.17
1165	NORTHEASTERN LANDSCAPE AND LAWNCARE LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,380.00	$7,380.00
1167	FAIR HARBOR CAPITAL, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$16,748.40	$16,748.40
1190	AIR PRODUCTS AND CHEMICALS INC	GENON ENERGY, INC.	GOODS SOLD WITHIN 20 DAYS/503(B)(9)	$47,519.47	$9,951.37
1204	SEWARD GENERATION, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$34,017.75	$34,017.75
1205	FILTECH INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,844.45	$2,844.45
1206	DIAMOND POWER INTERNATIONAL INC	NRG POWER MIDWEST LP	GOODS SOLD WITHIN 20 DAYS/503(B)(9)	$2,812.59	$2,812.59
1207	BRAND ENERGY SERVICES LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$120,396.34	$120,396.34
1208	CANNON CLEANING SERVICE INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,072.30	$2,072.30
1212	TUCKER ARENSBERG PC	RRI ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$18,750.00	$18,750.00
1264	PENN POWER	GENON ENERGY, INC.	UTILITIES	$533.91	$533.91
1272	ILLLUMINATING CO, THE	GENON ENERGY, INC.	UTILITIES	$1,017.28	$1,017.28
1274	PENNSYLVANIA ELECTRIC COMPANY	GENON ENERGY, INC.	TAX REIMBURSEMENT	$8,389.40	$8,389.40
1296	CRG FINANCIAL LLC	GENON ENERGY MANAGEMENT, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$15,485.94	$15,485.94
1297	CRG FINANCIAL LLC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,073.50	$623.50
1298	AIR PRODUCTS & CHEMICALS, INC.	GENON POWER OPERATING SERVICES MIDWEST, INC.	GOODS SOLD WITHIN 20 DAYS/503(B)(9)	$378.40	$378.40
1299	BRAND ENERGY SERVICES LLC	MIRANT NEW YORK SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,889.04	$10,889.04
1303	BRAND ENERGY SERVICES LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$359,474.33	$359,474.33
1304	INSIGHT SERVICES INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$560.00	$560.00
1305	CRG FINANCIAL LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,069.54	$5,069.54
1307	ERM-WEST INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$16,662.48	$16,662.48
1308	CRG FINANCIAL LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,580.00	$7,580.00
1310	BABCOCK & WILCOX COMPANY, THE	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$17,630.00	$17,630.00
1311	INSIGHT SERVICES, INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,894.00	$2,894.00
1312	BRAND ENERGY SERVICES LLC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$37,035.36	$37,035.36
1313	CRG FINANCIAL LLC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$355.71	$355.71
1314	CRG FINANCIAL LLC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,880.00	$1,880.00
1324	CRG FINANCIAL LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$27,267.34	$27,267.34
1326	CRG FINANCIAL LLC	NRG POWER MIDWEST LP	GOODS SOLD WITHIN 20 DAYS/503(B)(9)	$954.00	$954.00
1342	GRAYBAR ELECTRIC COMPANY INC	GENON ENERGY, INC.	MECHANICS LIEN	$16,630.27	$16,630.27
1347	CRG FINANCIAL LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$436.19	$436.19
1349	GENERAL ELECTRIC INTERNATIONAL INC	NRG BOWLINE LLC	CONTRACT/EXECUTORY CONTRACT	$1,103,731.15	$16,367.16
1350	ALSTOM POWER INC	NRG BOWLINE LLC	CONTRACT/EXECUTORY CONTRACT	$894.00	$947.64
1353	CRG FINANCIAL LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD WITHIN 20 DAYS/503(B)(9)	$7,605.98	$7,605.98
1361	INDUSTRIAL CONTROLS DISTRIBUTORS, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,894.48	$2,894.48
1370	CRG FINANCIAL LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,434.75	$7,434.75
1371	TANNOR PARTNERS CREDIT FUND, LP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$38,977.75	$38,059.83
1373	DIAMOND POWER INTERNATIONAL INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$366.24	$366.24
1374	BABCOCK & WILCOX COMPANY, THE	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$24,935.24	$24,935.24
1375	INSIGHT SERVICES, INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,634.00	$1,634.00

1376	INSIGHT SERVICES, INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,820.00	$2,820.00
1379	SONAR ASSET MANAGEMENT GROUP, INC.	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,896.20	$1,896.20
1401	TURBINEPROS LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$21,396.85	$21,396.85
1403	BENTLY NEVADA	GENON AMERICAS GENERATION, LLC	NO BASIS INDICATED	$148,094.09	$2,243.00
1409	GENERAL ELECTRIC INTERNATIONAL	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$26,546.40	$26,546.40
1417	HIGGINS CAVANAGH & COONEY LLP	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,266.62	$8,266.62
1433	VALLEN DISTRIBUTION INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,706.75	$11,706.75
1453	SCALES INDUSTRIAL TECHNOLOGIES LLC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,950.00	$1,950.00
1478	CRG FINANCIAL LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$29,221.91	$29,221.91
1483	TANNOR PARTNERS CREDIT FUND, LP	NRG BOWLINE LLC	EQUIPMENT LEASE	$7,356.50	$7,356.50
1484	BRECHBUHLER SCALES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$566.20	$566.20
1486	NORMANDEAU ASSOCIATES INC	MULTIPLE DEBTORS	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,119.00	$1,360.00
1493	BEACON PIPING COMPANY	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$22,007.93	$22,007.93
1500	PRIDE INDUSTRIES	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,766.45	$2,766.45
1503	JANKOVICH COMPANY, THE	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$515.30	$515.30
1506	AMETEK PROCESS & ANALYTICAL INSTR	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,241.13	$3,241.13
1507	ENVIROTEST LABORATORIES INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,360.00	$3,360.00
1509	CHECKADVANCEUSA.NET	GENON ENERGY SERVICES, LLC	OTHER BASIS	$32.97	$32.97
1510	AIRGAS, AN AIR LIQUIDE COMPANY	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,516.88	$10,516.88
1517	SOMMER’S MOBILE LEASING INC.	NRG POWER MIDWEST LP	EQUIPMENT LEASE	$1,183.41	$1,183.41
1519	R-S MATCO INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$720.72	$720.72
1524	KELLER, TIMOTHY	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$555,707.70	$555,707.70
1525	STATE WATER RESOURCES CONTROL BOARD	GENON ENERGY, INC.	OTHER BASIS	$11,756.62	$11,756.62
1529	ANDREWS INDUSTRIAL CONTROLS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$492.00	$492.00
1550	CITY OF HOUSTON	RRI ENERGY COMMUNICATIONS, INC.	OTHER BASIS	$4,140.00	$4,140.00
1555	HAIN CAPITAL INVESTORS, LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$87,855.09	$87,855.09
1562	ATLANTIC STAINLESS COMPANY INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$327.16	$327.16
1564	STEVENS ENGINEERS & CONSTRUCTORS, INC.	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$262,429.45	$262,429.45
1581	GRACE CONSULTING, INC.	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,200.00	$3,200.00
1586	DEPARTMENT OF THE TREASURY - IRS	GENON POWER OPERATING SERVICES MIDWEST, INC.	TAX CLAIMS	$46.44	$46.44
1590	MA DEPT OF ENVIRONMENTAL PROTECTION	NRG CANAL LLC	ENVIRONMENTAL	$6,344.25	$6,344.25
1603	STUDER INDUSTRIAL TOOL INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$464.97	$464.97
1615	SCHMIDT INDUSTRIES, INC.	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$109,675.00	$109,675.00
693000040	AMERICAN CABLE SERVICES INC	RRI ENERGY COMMUNICATIONS, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$71,270.45	$71,270.45
695000030	ADVANCED MICRO COMPUTER SPECIALISTS	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$32,361.75	$32,361.75
695000070	ALIX PARTNERS	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$506,748.32	$506,748.32
695000260	BATES WHITE LLC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$258.75	$258.75
695000560	CHARLES RIVER ASSOCIATES	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,385.00	$3,385.00
695001100	F A COMMERCIAL DUE DILIGENCE SERVIC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$128,850.00	$128,850.00
695001210	FTI CONSULTING INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$712.07	$712.07
695002720	RICHARDS LAYTON & FINGER	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$20,915.71	$20,915.71

695002940	STANDARD & POORS FINANCIAL SERVICES	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$302,500.00	$302,500.00
695003130	THE DE LAVAL YEAGER GROUP	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$823.33	$823.33
695003510	BOUVIER, JAMES	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$236,011.18	$236,011.18
695003520	CARROLL, MILTON	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$88,147.16	$88,147.16
695003530	CHRISTOPHER, DON	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$4,061.50	$4,061.50
695003540	CULMER, LYNN	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$47,406.18	$47,406.18
695003550	DICKSON, DONALD	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$949,197.01	$949,197.01
695003570	ELLERMANN, RONALD	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$539,373.13	$539,373.13
695003580	FEITH, EDWARD	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$508,140.62	$508,140.62
695003610	JINES, MICHAEL	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$450,587.12	$450,587.12
695003630	KELLY, HUGH	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$1,060,560.48	$1,060,560.48
695003640	LE BLANC, JULIE	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$77,962.65	$77,962.65
695003660	MC GUIRE, WALTER	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$292,005.30	$292,005.30
695003670	NABORS, KENNETH	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$449,943.16	$449,943.16
695003700	SMITH, JAMES	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$491,959.94	$491,959.94
695003760	WONG, PETER	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$138,425.89	$138,425.89
695003770	ZAYDEL, MICHAEL	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$41,311.91	$41,311.91
697000010	BARNHART CRANE & RIGGING COMPANY IN	GENON ASSET MANAGEMENT, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,213.90	$10,213.90
697000160	RELIANT ENERGY RETAIL SERVICES LLC	GENON ASSET MANAGEMENT, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$52.15	$52.15
697000170	TELE-COMMUNICATIONS INC	GENON ASSET MANAGEMENT, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,415.32	$2,415.32
700000030	ALGONQUIN GAS TRANSMISSION COMPANY	GENON ENERGY MANAGEMENT, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,372.10	$4,372.10
700002080	INTERTEK AIM	GENON ENERGY MANAGEMENT, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$22,167.00	$22,167.00
700003240	ORANGE AND ROCKLAND UTILITIES INC	GENON ENERGY MANAGEMENT, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,369.44	$10,369.44
700004320	UGI CENTRAL PENN GAS INC	GENON ENERGY MANAGEMENT, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$486.86	$486.86
700004600	WASHINGTON GAS LIGHT COMPANY	GENON ENERGY MANAGEMENT, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$94,497.06	$94,497.06
701000040	121 CHAMPION LLC	GENON ENERGY SERVICES, LLC		$40,541.33	$40,541.33
701000050	ACL SERVICES LTD	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$164.64	$164.64
701000070	ADVANCE DISPOSAL SERVICES SOLID	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$108.80	$108.80
701000080	ADVANCED OFFICE SYSTEMS INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3.09	$3.09
701000090	AIRGAS GREAT LAKES	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,322.85	$1,322.85
701000110	AIRGAS USA LLC WEST	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$568.67	$568.67
701000120	ALRO STEEL CORPORATION	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$998.33	$998.33
701000140	ARAMARK REFRESHMENT SERVICES	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$563.38	$563.38
701000150	ATKINSON FIRE SAFETY INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$65.08	$65.08
701000160	AUTOMOTIVE RENTALS INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,657.51	$6,657.51
701000180	BANK OF AMERICA NA	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$200.83	$200.83
701000190	BERKHEIMER ASSOCIATES	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,272.44	$9,272.44
701000220	BRECHBUHLER SCALES INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$642.20	$642.20
701000240	BUSH LANDSCAPING	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$950.00	$950.00
701000250	CINTAS CORP NO 2	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$305.79	$305.79
701000260	CINTAS CORPORATION	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$177.24	$177.24

701000270	CINTAS FIRST AID & SAFETY	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$94.41	$94.41
701000370	CONTINENTAL AMERICAN INSURANCE	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$897.80	$897.80
701000400	CULLIGAN WATER	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$63.80	$63.80
701000430	D&S INDUSTRIAL CONTRACTING	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,854.29	$1,854.29
701000440	DANIEL G CONLEY	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$425.60	$425.60
701000490	DIVAL SAFETY EQUIPMENT INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,470.00	$1,470.00
701000500	EHRLICH	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,878.00	$1,878.00
701000530	EPIQ EDISCOVERY SOLUTIONS INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,620.00	$2,620.00
701000540	CRG FINANCIAL LLC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,640.00	$5,640.00
701000560	FASTENAL COMPANY	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,202.40	$1,202.40
701000680	GEORGE TRAILERS INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$330.00	$330.00
701000690	GOWAN INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,725.00	$1,725.00
701000740	HERC RENTALS INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,051.00	$1,051.00
701000760	HUMAN RESOURCE PROFILE INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$135.00	$135.00
701000770	IBEW VOLUNTARY COPE FUND	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$0.50	$0.50
701000780	ICON INFORMATION CONSULTANTS	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,418.01	$3,418.01
701000790	INDIANA REGIONAL MEDICAL CENTER	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$75.00	$75.00
701000800	INTERCONNECT OF WESTERNPA INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,037.47	$3,037.47
701000810	IRON MOUNTAIN	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,751.45	$2,751.45
701000820	IRON MOUNTAIN	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,708.77	$2,708.77
701000840	JAYS ALLEN BYS	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,835.43	$3,835.43
701001110	LUMBERMENS MUTUAL GROUP	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$300.00	$300.00
701001120	MAILFINANCE INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$362.49	$362.49
701001170	MALARK LOGISTICS INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,388.31	$1,388.31
701001180	MCJUNKIN REDMAN CORP	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,139.43	$1,139.43
701001190	METRO EAST LLC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$18,947.53	$18,947.53
701001270	NEOPOST INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$107.99	$107.99
701001280	NEOPOST USA INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$660.79	$660.79
701001530	PENELEC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$76.17	$76.17
701001540	PITNEYBOWES	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$134.77	$134.77
701001550	PRO AM SAFETY INCORPORATED	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,052.00	$2,052.00
701001630	SAFETY KLEEN SYSTEMS INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,855.45	$3,855.45
701001640	SALESFORCE.COM INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$279.64	$279.64
701001650	SECURITY BENEFIT LIFE	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$84.00	$84.00
701001830	SHRED IT USA	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$959.55	$959.55
701001840	SMARTSOLUTION TECHNOLOGIES LP	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$187.25	$187.25
701001850	STAPLES TECHNOLOGY SOLUTIONS	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,737.21	$2,737.21
701001860	SUNGARD ENERGY SYSTEMS INC.	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,595.79	$10,595.79
701001890	TAZGO MACHINE INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,669.88	$1,669.88
701001970	THE LIBERTY GROUP	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$410.40	$410.40
701002030	TRAVLERS C/O COLLECTIONS CENTER DRI	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,152.81	$2,152.81

701002040	UNIFIRST CORPORATION	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,206.79	$8,206.79
701002050	UNIFIRST CORPORATION	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$101.00	$101.00
701002060	UNIQUE FABRICATIONS INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$168.67	$168.67
701002090	US SECURITY ASSOCIATES INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,717.78	$8,717.78
701002200	WILLIAM G SATTERLEE & SONS INC	GENON ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$313.64	$313.64
701002250	STAPLES BUSINESS ADVANTAGE	GENON ENERGY SERVICES, LLC	UNCLAIMED PROPERTY	$111.99	$111.99
704000090	INTERNATIONAL BROTHERHOOD	GENON POWER OPERATING SERVICES MIDWEST, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$60.00	$60.00
704000100	IRON CITY CITY UNIFORM	GENON POWER OPERATING SERVICES MIDWEST, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$135.13	$135.13
704000120	KEYSTONE MUNICIPAL COLLECTIONS	GENON POWER OPERATING SERVICES MIDWEST, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$8.25	$8.25
704000140	LORAIN MUNICIPAL COURT	GENON POWER OPERATING SERVICES MIDWEST, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$232.49	$232.49
704000180	OHIO BUREAU OF EMPLOYMENT SERVICES	GENON POWER OPERATING SERVICES MIDWEST, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$4.14	$4.14
704000230	VILLAGE OF GARRETTSVILLE	GENON POWER OPERATING SERVICES MIDWEST, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$387.47	$387.47
706000100	PRECISION PIPELINE SOLUTIONS LLC	HUDSON VALLEY GAS CORPORATION	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,500.33	$11,500.33
716000060	3M COMPANY	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$583.00	$583.00
716000070	A AND N RAPPAPORT LOCK AND ALARM IN	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$44.92	$44.92
716000100	AIR PRODUCTS AND CHEMICALS INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,640.90	$2,640.90
716000110	AIRGAS USA LLC WEST	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,873.63	$2,873.63
716000140	AMERICAN MINUTEMEN SEWER & DRAIN SE	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$355.00	$355.00
716000150	ANODAMINE INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,000.00	$11,000.00
716000200	CHALMERS AND KUBECK NORTH	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$22,450.00	$22,450.00
716000210	CINTAS CORP NO 2	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$204.14	$204.14
716000220	CINTAS CORPORATION	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,711.48	$8,711.48
716000240	CLEANING SERVICES OF HUDSON VALLEY	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,656.22	$5,656.22
716000250	COMPONENTS & CONTROLS, INCORPORATED	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$152.85	$152.85
716000260	CONDENSER & HEAT EXCHANGER SERVICES	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,650.00	$2,650.00
716000280	CONTROL ASSOCIATES INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$40,375.00	$40,375.00
716000290	TANNOR PARTNERS CREDIT FUND, LP	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$25,141.00	$25,141.00
716000320	DIVAL SAFETY EQUIPMENT INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,106.96	$6,106.96
716000330	ELECTRA SUPPLY COMPANY	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,164.83	$3,164.83
716000350	EVOQUA WATER TECHNOLOGIES LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$23,370.00	$23,370.00
716000360	F & F INDUSTRIAL EQUIPMENT INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$53,115.56	$53,115.56
716000380	FRANK D RIGGIO CO INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,645.00	$2,645.00
716000410	GE ENERGY	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$26,546.40	$26,546.40
716000490	GLOBAL PROTECTION SYSTEMS INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,500.00	$7,500.00
716000510	FAIR HARBOR CAPITAL, LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,471.00	$9,471.00
716000520	HDR ENGINEERING INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,417.20	$6,417.20
716000610	HYPERSPRING LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,570.00	$3,570.00
716000630	IDEAL SUPPLY COMPANY	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,698.59	$2,698.59

716000640	INDUSTRIAL PROCESS SOLUTIONS	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,940.05	$3,940.05
716000660	INDUSTRIAL SPECIALISTS LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$59,267.40	$59,267.40
716000670	INSTA MOLD PRODUCTS INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,363.23	$5,363.23
716000680	IRON MOUNTAIN	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$766.64	$766.64
716000700	K CONNELLY	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$842.40	$842.40
716000710	KECO ENGINEERED CONTROLS	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$46,952.25	$46,952.25
716000720	CRG FINANCIAL LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,900.00	$13,900.00
716000730	MALARK LOGISTICS INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$60.88	$60.88
716000740	MILLER ENVIRONMENTAL GROUP INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$12,824.17	$12,824.17
716000750	MPW INDUSTRIAL WATER SERVICES INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$20,840.13	$20,840.13
716000760	NATIONAL RESPONSE CORPORATION	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,998.38	$7,998.38
716000770	NORMANDEAU ASSOCIATES INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,360.00	$1,360.00
716000870	OCS INDUSTRIES INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$36,866.49	$36,866.49
716000900	ORANGE AND ROCKLAND	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,973.22	$1,973.22
716001000	PARTNERS IN SAFETY INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$70.00	$70.00
716001020	TRC MASTER FUND LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$61,280.40	$61,280.40
716001030	PNC EQUIPMENT FINANCE LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$603.02	$603.02
716001070	RS CRUM AND COMPANY	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$494.08	$494.08
716001080	SARGENT GROUP LLC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$49.70	$49.70
716001090	SCALES INDUSTRIAL TECHNOLOGIES INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$870.00	$870.00
716001120	SHI CORP	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,367.37	$4,367.37
716001180	SUEZ WATER NEW YORK	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$38,097.62	$38,097.62
716001190	SUPPORT POWER INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,978.00	$3,978.00
716001210	THERMO ORION INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$102.00	$102.00
716001220	THIELSCH ENGINEERING INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$220,050.00	$220,050.00
716001230	THOMAS J MAGLARAS	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,675.00	$3,675.00
716001280	TANNOR PARTNERS CREDIT FUND, LP	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,028.99	$7,028.99
716001290	TRANSGLOBAL ENERGY INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$17,685.85	$17,685.85
716001320	UNITED PARCEL SERVICE	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$139.12	$139.12
716001330	UNITED RENTALS NORTH AMERICA INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$21,002.40	$21,002.40
716001340	US SECURITY ASSOCIATES INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$28,576.10	$28,576.10
716001350	VALMET INC	NRG BOWLINE LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$95,272.64	$95,272.64
719000010	3D SERVICE, LTD	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$356.98	$356.98
719000020	AAA LIFT EQUIPMENT SERVICES INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,351.34	$6,351.34
719000030	ABB INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,676.00	$1,676.00
719000040	AECOM TECHNICAL SERVICES INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$20,872.78	$20,872.78
719000050	AIR DIMENSIONS INCORPORATED	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$105.60	$105.60
719000060	AIRGAS USA LLC WEST	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$12,015.82	$12,015.82
719000070	AMERICAN INTEGRATED SERVICES INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$618.50	$618.50
719000090	ANALYTICAL CONSULTING GROUP INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,000.00	$1,000.00
719000100	APPLUS RTD USA INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,197.00	$4,197.00

719000110	ARAMARK UNIFORM SERVICES	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,524.08	$1,524.08
719000120	ARROWHEAD GROUP INC DBA	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$660.00	$660.00
719000130	ASAP INDUSTRIAL SUPPLY INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$64.65	$64.65
719000140	ATLAS COPCO COMPRESSORS LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,059.50	$3,059.50
719000160	SONAR ASSET MANAGEMENT GROUP, INC.	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,770.00	$3,770.00
719000170	BAKERSFIELD PIPE & SUPPLY INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,786.33	$1,786.33
719000190	BAY VALVE SERVICE	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$21,331.18	$21,331.18
719000200	BENTLY NEVADA INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,768.01	$10,768.01
719000210	BIOSOLUTIONS INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,336.98	$2,336.98
719000220	FAIR HARBOR CAPITAL, LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,370.78	$5,370.78
719000230	BURRTEC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$550.37	$550.37
719000240	C S SQUARED	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,200.00	$7,200.00
719000290	CALIFORNIA WATER OPERATORS LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$200.00	$200.00
719000300	CALTROL INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$364.20	$364.20
719000310	CAPCO ANALYTICAL SERVICES	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,837.50	$1,837.50
719000330	CINTAS CORP NO 2	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,992.81	$2,992.81
719000340	CINTAS CORPORATION	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,279.24	$2,279.24
719000350	CINTAS FIRE PROTECTION	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,164.62	$13,164.62
719000360	CITY OF OXNARD	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$37,598.51	$37,598.51
719000370	SONAR ASSET MANAGEMENT GROUP, INC.	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,348.88	$2,348.88
719000380	CONTROL COMPONENTS INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$24,103.68	$24,103.68
719000390	CONTROLS & COMPUTER TECHNOLOGY INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,200.00	$1,200.00
719000400	CORTECH ENGINEERING INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$515.05	$515.05
719000410	CURTISS-WRIGHT NUCLEAR DIVISION	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$283.60	$283.60
719000420	DAY WIRELESS SYSTEMS	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$170.30	$170.30
719000430	TANNOR PARTNERS CREDIT FUND, LP	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,339.98	$3,339.98
719000440	DION & SONS INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$61,216.49	$61,216.49
719000450	DION & SONS INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,768.00	$1,768.00
719000460	DOBLE ENGINEERING COMPANY	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,438.89	$5,438.89
719000510	ECONOMY PLUMBING INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$220.00	$220.00
719000520	ELECTROMARK COMPANY	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$961.47	$961.47
719000550	EXECUTIVE ELEVATOR INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,520.00	$4,520.00
719000560	FAISON OFFICE PRODUCTS LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$126.21	$126.21
719000570	FASTENAL COMPANY	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,007.57	$2,007.57
719000580	FENCE FACTORY	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$172.50	$172.50
719000590	FENCE FACTORY RENTALS	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$172.50	$172.50
719000600	FGL ENVIRONMENTAL	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,414.75	$9,414.75
719000610	FLUOR ENTERPRISES	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,440.50	$1,440.50
719000620	GENERAL ELECTRIC INTERNATIONAL INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$48,348.50	$48,348.50
719000670	GOLD COAST STEEL AND SUPPLY INC.	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$312.48	$312.48
719000680	GOLETA WATER DISTRICT	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$237.89	$237.89

719000690	GRIDSME	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,550.00	$11,550.00
719000710	HACH COMPANY	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,051.90	$1,051.90
719000720	HERC RENTALS INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,880.53	$3,880.53
719000730	HILTI INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,242.65	$6,242.65
719000740	INLAND EMPIRE	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,162.27	$8,162.27
719000840	MAGNETROL INTERNATIONAL INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,717.20	$1,717.20
719000850	MALARK LOGISTICS INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$627.74	$627.74
719000880	MCJUNKIN REDMAN CORP	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,833.54	$1,833.54
719000900	MISSION LINEN SUPPLY	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$295.80	$295.80
719000910	MISSION UNIFORM SERVICE	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$123.02	$123.02
719000970	MP ENVIRONMENTAL SERVICES INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$21,577.16	$21,577.16
719001080	OAKRIDGE LANDSCAPE INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,745.00	$6,745.00
719001090	OST TRUCKS AND CRANES INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$20,312.48	$20,312.48
719001100	OTIS ELEVATOR COMPANY	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,680.00	$2,680.00
719001110	PACIFIC MECHANICAL SUPPLY INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$832.60	$832.60
719001130	PAT CHEM LABORATORIES	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$240.00	$240.00
719001140	PATRICK HAMILTON	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,980.00	$5,980.00
719001150	PETROCHEM INSULATION INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$97,881.12	$97,881.12
719001160	CRG FINANCIAL LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$29,222.01	$29,222.01
719001180	PORT HUENEME MARINE SUPPLY	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,338.77	$1,338.77
719001190	POWER MACHINERY CENTER	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$529.11	$529.11
719001200	POWERFLOW FLUID SYSTEMS LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,356.28	$2,356.28
719001210	PRAXAIR DISTRIBUTION INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$812.50	$812.50
719001220	PRAXAIR INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,998.63	$10,998.63
719001230	PRECISION FILTRATION PRODUCTS	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$618.80	$618.80
719001240	PRIDE INDUSTRIES	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,433.61	$6,433.61
719001250	PUMP CHECK	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,100.00	$1,100.00
719001270	FAIR HARBOR CAPITAL, LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$15,087.45	$15,087.45
719001280	QUINN LIFT INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,371.17	$1,371.17
719001290	R Y RODRIGUEZ INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$590.00	$590.00
719001300	READYREFRESH BY NESTLE	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,139.69	$1,139.69
719001310	RIGOLI PACIFIC CO	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,667.35	$1,667.35
719001320	RISK MANAGEMENT PROFESSIONALS INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$667.80	$667.80
719001330	RM AUTOMATION INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,308.09	$1,308.09
719001350	SHI CORP	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$25.00	$25.00
719001360	SILVAS OIL CO INC PENCE PETROLEUM	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,644.21	$10,644.21
719001370	SOUTHERN CALIFORNIA EDISON	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$271,387.53	$271,387.53
719001380	SOUTHERN CALIFORNIA EDISON	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$161,832.13	$161,832.13
719001390	VENDOR RECOVERY FUND IV, LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$254.00	$254.00
719001400	SUEZ TREATMENT SOLUTIONS INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$980.41	$980.41
719001420	TESTAMERICA LABORATORIES INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$801.00	$801.00

719001470	THERMO ENVIRONMENTAL INSTRUMENTS	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$292.69	$292.69
719001480	TOTAL WESTERN INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$20,109.80	$20,109.80
719001490	TRI-PACIFIC HEATING AND AIR CONDITI	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,053.23	$10,053.23
719001500	TURBINE REPAIR SERVICES LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$29,455.20	$29,455.20
719001510	US SECURITY ASSOCIATES INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$17,508.16	$17,508.16
719001520	VALLEN DISTRIBUTION INC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,505.11	$1,505.11
719001530	VALVE & INSTRUMENT EXPRESS LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$497.40	$497.40
719001540	VENTURA AIR CONDITIONING COMPANY	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,419.87	$1,419.87
719001550	VEOLIA ES TECHNICAL SOLUTIONS LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,763.51	$8,763.51
719001560	WELLS FARGO VENDOR FINANCIAL SERVCS	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$573.24	$573.24
719001580	WINZER CORPORATION	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,825.28	$1,825.28
719001590	WORLDWIDE TURBINES LLC	NRG CALIFORNIA SOUTH LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$28,210.00	$28,210.00
720000010	ABB INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$68,821.99	$68,821.99
720000030	ADVANCED SAFETY SYSTEMS INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$580.00	$580.00
720000040	AIR PRODUCTS AND CHEMICALS INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,139.27	$5,139.27
720000050	AIRGAS USA LLC WEST	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7.91	$7.91
720000280	AMERICAN TOWER MANAGEMENT LLC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,254.23	$2,254.23
720000330	AMI SYSTEMS INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$48,662.25	$48,662.25
720000340	ANCHOR GROUP	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,400.00	$2,400.00
720000390	BAY CRANE SERVICE INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,970.94	$1,970.94
720000410	BID PLYMOUTH OCCUPATIONAL HEALTH	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,050.00	$1,050.00
720000420	BLACKLINEGPS CORP	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,120.00	$9,120.00
720000430	BOILER INSPECTION PROGRAM	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$450.00	$450.00
720000450	BRODIE TOYOTA LIFT	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$218.63	$218.63
720000510	CRG FINANCIAL LLC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$556.66	$556.66
720000520	CHILDS ENGINEERING CORPORATION	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,535.00	$1,535.00
720000530	CINTAS CORP NO 2	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$207.84	$207.84
720000540	CINTAS CORPORATION	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,560.13	$3,560.13
720000560	CK ENVIRONMENTAL INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,060.00	$3,060.00
720000580	CLEAN HARBORS ENVIRONMENTAL SERVICE	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$116,634.57	$116,634.57
720000730	DAY & ZIMMERMANN NPS INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,943.00	$7,943.00
720000810	TANNOR PARTNERS CREDIT FUND, LP	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,306.30	$6,306.30
720000820	ENGINE SYSTEMS INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$363.80	$363.80
720000840	EVERSOURCE	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$332.28	$332.28
720000850	EVERSOURCE ENERGY	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$184,547.17	$184,547.17
720000870	F W WEBB COMPANY	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$568.27	$568.27
720000940	GRAYBAR ELECTRIC COMPANY INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$493.31	$493.31
720000970	HAAS GROUP INTERNATIONAL LLC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,569.47	$4,569.47
720001000	FAIR HARBOR CAPITAL, LLC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,836.13	$6,836.13
720001010	HINDS AND COON COMPANY	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$77.85	$77.85
720001020	HOXIE LANDSCAPE SERVICES INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,350.00	$2,350.00

720001040	IRON MOUNTAIN	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$328.70	$328.70
720001120	LIGHTSHIP ENGINEERING LLC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,829.99	$13,829.99
720001130	LOWER CAPE COFFEE	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$246.00	$246.00
720001150	MALARK LOGISTICS INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$459.84	$459.84
720001160	MARTELL ASSOC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,298.05	$6,298.05
720001170	MARTHAS VINEYARD AIRPORT	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,004.34	$1,004.34
720001200	FAIR HARBOR CAPITAL, LLC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$23,872.22	$23,872.22
720001210	NEW BEDFORD WELDING SUPPLY INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,084.08	$1,084.08
720001560	OTIS ELEVATOR COMPANY	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$15,612.34	$15,612.34
720001570	PAC LP	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,510.86	$11,510.86
720001580	PARTSCO	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$117.40	$117.40
720001630	RAY ENGINEERING CO INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$88.66	$88.66
720001640	REPUBLIC SERVICES 611	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$201.00	$201.00
720001650	REPUBLIC SERVICES NATIONAL ACCOUNTS	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,657.21	$5,657.21
720001660	RMB CONSULTING & RESEARCH INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,199.50	$3,199.50
720001670	SAFETY KLEEN SYSTEMS INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,973.20	$2,973.20
720001700	SHI CORP	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,367.37	$4,367.37
720001710	SIEMENS ENERGY, INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,400.00	$13,400.00
720001720	SIEMENS INDUSTRY INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$360.00	$360.00
720001730	SIMPLEX GRINNELL LP	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$842.00	$842.00
720001740	SIMPLEXGRINNELL LP	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$143.38	$143.38
720001880	STANTEC CONSULTING SERVICES INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$14,591.25	$14,591.25
720001900	TETRA TECH EC INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,838.17	$5,838.17
720001960	UNIFIRST CORP	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,296.53	$1,296.53
720001970	URS ENERGY & CONSTRUCTION INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,646.00	$7,646.00
720002010	US SECURITY ASSOCIATES INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$30,552.27	$30,552.27
720002050	WB MASON CO INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$531.22	$531.22
720002060	WB MASON CO INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$765.75	$765.75
720002070	WILCOX & BARTON INC	NRG CANAL LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,302.78	$2,302.78
721000030	AESTHETIC PLANT DESIGN	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$94.17	$94.17
721000040	AIRGAS USA LLC WEST	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$119.63	$119.63
721000330	BAY VALVE SERVICE	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,078.10	$8,078.10
721000340	BRAND ENERGY OF CALIFORNIA LLC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,889.04	$10,889.04
721000370	CHAIN LINK FENCE AND SUPPLY INC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$25,796.48	$25,796.48
721000390	CINTAS CORPORATION	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,350.44	$2,350.44
721000490	CONTRA COSTA MOSQUITO AND VECTOR CO	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,642.25	$2,642.25
721000500	DELTA DIABLO SANITATION DISTRICT	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,543.12	$1,543.12
721000620	GAS UNLIMITED INC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$21,181.00	$21,181.00
721000630	GATEWAY ACCEPTANCE COMPANY	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,383.18	$3,383.18
721000640	GE INTERNATIONAL, INC.	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$19,765.12	$19,765.12
721000680	HCD RENEWAL	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$225.00	$225.00

721000690	IRON MOUNTAIN	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,264.71	$1,264.71
721000710	LA RUE COMMUNICATIONS	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,180.00	$1,180.00
721000730	MALARK LOGISTICS INC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$43.62	$43.62
721000760	MARSDEN SERVICES LLC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$521.70	$521.70
721000790	MCCAMPBELL ANALYTICAL INC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,758.70	$6,758.70
721000820	PACIFIC GAS & ELECTRIC COMPANY	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$177.88	$177.88
721000930	PERFORMANCE CONTRACTING INC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$20,732.00	$20,732.00
721000960	PITTSBURG DISPOSAL SERVICE	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,790.94	$1,790.94
721000970	PRAXAIR DISTRIBUTION INC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$441.67	$441.67
721000980	REPUBLIC SERVICES NATIONAL ACCOUNTS	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,095.91	$1,095.91
721001000	SHRED IT USA LLC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$406.58	$406.58
721001030	UNITED SITE SERVICES OF CALIFORNIA	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$357.64	$357.64
721001050	US SECURITY ASSOCIATES INC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$22,668.88	$22,668.88
721001070	VONWIN CAPITAL MANAGEMENT, LP	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$14,129.00	$14,129.00
721001090	VEOLIA ES TECHNICAL SOLUTIONS LLC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$33,798.68	$33,798.68
721001120	VORTEX INDUSTRIES INC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$854.93	$854.93
721001130	WALTON ENGINEERING INC	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$781.44	$781.44
721001140	ZEE MEDICAL SERVICE COMPANY	NRG DELTA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$879.74	$879.74
723000010	AIR LIQUIDE AMERICA SPECIALTY GASSE	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$135.09	$135.09
723000020	ALLIED ELECTRIC SUPPLY COMPANY	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$16.68	$16.68
723000040	CITIBANK	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$66.00	$66.00
723000060	DAWN GARCIA	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$200.00	$200.00
723000070	DUKE ENERGY	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,340.92	$13,340.92
723000080	DUKE ENERGY FLORIDA	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,035.83	$4,035.83
723000090	EAST CENTRAL FLORIDA SERVICES INC	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,637.20	$2,637.20
723000150	FLORIDA UC FUND	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,982.62	$3,982.62
723000160	FOLSOM SERVICE INC	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$553.06	$553.06
723000190	HAGEMEYER NORTH AMERICA, INC.	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$500.00	$500.00
723000200	INDUSTRIAL SCIENTIFIC CORPORATION	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$341.98	$341.98
723000230	LG2 ENVIRONMENTAL SOLUTIONS INC	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,500.00	$8,500.00
723000270	NATIONAL BOND & TRUST COMPANY	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10.00	$10.00
723000290	POWMAT LTD	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$48.65	$48.65
723000310	SPRAYING SYSTEMS COMPANY	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,891.04	$1,891.04
723000330	TAMPA ARMATURE WORKS	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,376.52	$2,376.52
723000350	US SECURITY ASSOCIATES INC	NRG FLORIDA LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,589.81	$8,589.81
725000090	BANKERS TRUST COMPANY	NRG LOVETT LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,500.00	$7,500.00
725000140	HDR ENGINEERING INC	NRG LOVETT LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,388.24	$5,388.24
727000060	HIGGINS CAVANAGH COONEY LLP	NRG NORTH AMERICA LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,173.62	$7,173.62
729000010	AMERICAN MESSAGING	NRG POTRERO LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$62.88	$62.88
729000040	LA RUE COMMUNICATIONS	NRG POTRERO LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$104.00	$104.00
731000020	EDD CA W/H (RRI)	NRG POWER GENERATION LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$46.17	$46.17

731000110	RELIANT ENERGY POLITICAL ACTION	NRG POWER GENERATION LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$31.56	$31.56
733000010	A P SERVICES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,229.50	$1,229.50
733000020	ABB AUTOMATION INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$15,350.00	$15,350.00
733000030	ABB INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$30,886.00	$30,886.00
733000040	ABC EQUIPMENT RENTAL & SALES AVON	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$847.41	$847.41
733000050	ABT LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,400.00	$2,400.00
733000080	ADI MACHINING INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$890.00	$890.00
733000090	AECOM TECHNICAL SERVICES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,600.00	$8,600.00
733000100	AIR PRODUCTS AND CHEMICALS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,700.14	$2,700.14
733000110	AIRGAS GREAT LAKES	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,205.33	$1,205.33
733000120	AIRGAS SPECIALTY PRODUCTS	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$55,238.88	$55,238.88
733000130	AIRGAS USA LLC WEST	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$22,038.65	$22,038.65
733000140	ALLEGHENY COUNTY HEALTH DEPARTMENT	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,000.00	$3,000.00
733000170	ALLEGHENY POWER	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$126.39	$126.39
733000180	ALLEGHENY VALLEY JOINT SEWAGE AUTHO	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,426.06	$3,426.06
733000210	ALLIED ELECTRONICS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$257.55	$257.55
733000230	ALS WATER SERVICE	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,640.00	$1,640.00
733000240	ALSTOM POWER INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$715.32	$715.32
733000250	ALSTOM POWER INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,058,448.56	$1,058,448.56
733000260	ALSTOM POWER INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$60,444.51	$60,444.51
733000270	AMEC FOSTER WHEELER NORTH AMERICA	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$31,850.00	$31,850.00
733000610	ANDERSON EQUIPMENT COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$508.59	$508.59
733000650	APPLIED INDUSTRIAL TECHNOLOGIES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$238.72	$238.72
733000670	ARKRA INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,528.61	$13,528.61
733000680	ASSOCIATED STEAM SPECIALTY COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$69.70	$69.70
733000750	AVON LAKE MUNICIPAL UTILITIES	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,080.24	$7,080.24
733000760	FAIR HARBOR CAPITAL, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,384.00	$4,384.00
733000770	TANNOR PARTNERS CREDIT FUND, LP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,295.47	$5,295.47
733000780	B M KRAMER & COMPANY INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$125.00	$125.00
733000860	BATTERY SYSTEMS INCORPORATED	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$798.00	$798.00
733000870	BENTLY NEVADA INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$583.00	$583.00
733000910	BEST LINE EQUIPMENT	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,950.00	$2,950.00
733000930	BOLTTECH MANNINGS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$12,502.00	$12,502.00
733000960	BOROUGH OF JEFFERSON HILLS	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$46.69	$46.69
733001090	BURNHAM INDUSTRIAL CONTRACTORS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,127.12	$9,127.12
733001160	BURNS INDUSTRIAL EQUIPMENT	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,386.68	$2,386.68
733001170	C H REED INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,558.55	$1,558.55
733001180	C&K INDUSTRIAL SERVICES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,625.04	$5,625.04
733001200	CALGON CARBON CORPORATION	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$52,145.53	$52,145.53
733001210	CRG FINANCIAL LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,304.50	$6,304.50
733001220	CAPP INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$344.00	$344.00

733001230	FAIR HARBOR CAPITAL, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,992.00	$3,992.00
733001240	CARDINAL ENVIRONMENTAL	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$195.00	$195.00
733001290	CEDAR STEEL SERVICE	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$195.00	$195.00
733001310	CENTER CLEANING SERVICES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,940.00	$4,940.00
733001320	CHALMERS & KUBECK INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$39,762.00	$39,762.00
733001330	CHALMERS & KUBECK INCORPORATED	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$44,682.00	$44,682.00
733001380	CHEMTREAT INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,956.15	$1,956.15
733001390	CHEMTRON CORP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,704.76	$11,704.76
733001410	CINTAR INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,464.92	$2,464.92
733001430	CINTAS CORP NO 2	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,761.23	$1,761.23
733001440	CINTAS CORPORATION	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,521.97	$5,521.97
733001450	CINTAS CORPORATION LOCATION 013	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,899.81	$3,899.81
733001500	CITY OF NILES	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,960.61	$1,960.61
733001910	CLEVELAND VALVE & GAUGE CO	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,974.80	$8,974.80
733001920	CLYDE BERGEMANN INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,785.53	$2,785.53
733001930	CLYDE BERGEMANN POWER GROUP AMERICA	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,034.02	$3,034.02
733002020	COMDOC INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$157.35	$157.35
733002070	COMPRESSOR ENGINEERING CORP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$944.14	$944.14
733002080	CONCENTRA MEDICAL CENTERS	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$226.92	$226.92
733002170	CONSOLIDATED COMMUNICATIONS	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$48.52	$48.52
733002240	CONTROL ANALYTICS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$14,477.26	$14,477.26
733002270	CORE HEALTH NETWORKS	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$615.00	$615.00
733002280	CULLIGAN BOTTLED WATER	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$57.25	$57.25
733002290	CRG FINANCIAL LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$451.80	$451.80
733002300	CURTISS-WRIGHT NUCLEAR DIVISION	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,254.03	$2,254.03
733002310	CUSTOM VALVE REPAIR	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$23,764.00	$23,764.00
733002320	CWM ENVIRONMENTAL INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,047.63	$10,047.63
733002330	D & G MACHINE COMPANY INCORPORATED	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$500.00	$500.00
733002340	D & W DIESEL, INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,890.00	$1,890.00
733002350	D EDWARD LEASING COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$70.00	$70.00
733002360	D EDWARD LEASING COMPANY INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,565.00	$9,565.00
733002380	DATA COMM FOR BUSINESS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,590.00	$1,590.00
733002390	CRG FINANCIAL LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$432.50	$432.50
733002400	DEAR JOHN INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$998.00	$998.00
733002410	DELL USA LP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$199.00	$199.00
733002420	DENNY & LYNNES LOCKSMITH	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$34.00	$34.00
733002500	DIVAL SAFETY EQUIPMENT INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$26,100.32	$26,100.32
733002510	DOBLE ENGINEERING COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$278.75	$278.75
733002530	DUQUESNE LIGHT COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$68.82	$68.82
733003110	DYNALENE INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$357.50	$357.50
733003200	EDGEN MURRAY CORPORATION	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$20,828.73	$20,828.73

733003260	EKATO CORPORATION	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$450.00	$450.00
733003270	ELECTROMARK	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$933.94	$933.94
733003290	EMS USA INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$12,500.00	$12,500.00
733003340	ENVIRONMENTAL CONDITIONING SYSTEMS	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,278.23	$10,278.23
733003350	FAIR HARBOR CAPITAL, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,363.02	$10,363.02
733003370	EPIC INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,010.00	$2,010.00
733003390	EQUIPMENT & CONTROLS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$16,510.89	$16,510.89
733003400	EQUIPMENT & CONTROLS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,569.50	$5,569.50
733003600	CRG FINANCIAL LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$170.00	$170.00
733003610	FASTENAL COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$12,774.96	$12,774.96
733003620	FASTENAL COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,205.02	$1,205.02
733003640	FIRE TECH INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$40,999.00	$40,999.00
733003830	FISHER SCIENTIFIC COMPANY LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,098.02	$1,098.02
733003840	FLOWSERVE PUMP DIVISION	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,753.00	$2,753.00
733003850	FORD BUSINESS MACHINES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$101.00	$101.00
733003860	FORNEY CORPORATION	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$23,851.00	$23,851.00
733003880	FROMM ELECTRIC SUPPLY CORPORATION	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$541.44	$541.44
733003890	FUEL TECH INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$169,974.96	$169,974.96
733003910	GAI CONSULTANTS INCORPORATED	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$31,670.81	$31,670.81
733003940	GE BETZ INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$19,309.72	$19,309.72
733003950	GE BETZ INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,032.00	$4,032.00
733003990	GENERAL KINEMATICS CORP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,286.40	$6,286.40
733004000	GENERAL PEST CONTROL CO	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$453.00	$453.00
733004090	GERDAU	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$21,115.20	$21,115.20
733004150	GRAINGER	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$18.13	$18.13
733004160	GRAYBAR ELECTRIC COMPANY INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$14,998.38	$14,998.38
733004170	GREAT LAKES PETROLEUM	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,351.63	$8,351.63
733004180	GRECO GAS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$68.82	$68.82
733004190	GROUND PENETRATING RADAR SYSTEMS IN	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,000.00	$1,000.00
733004200	GROUNDWATER & ENVIROMENTAL	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$20,109.67	$20,109.67
733004280	HACH COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,135.00	$6,135.00
733004290	HANNON ELECTRIC CO PAINESVILLE DIV	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,389.83	$2,389.83
733004300	HANOVER ENGINEERING ASSOCIATES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$55.00	$55.00
733004360	HARSCO INFRASTRUCTURE AMERICAS	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,558.07	$1,558.07
733004390	HERC RENTALS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,305.00	$8,305.00
733004430	HOME CITY ICE	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$692.19	$692.19
733004450	IN-SITU INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$86.60	$86.60
733004470	INDUSTRIAL COMMERCIAL ELEVATOR	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$39,570.78	$39,570.78
733004510	INDUSTRIAL PUMP & EQUIPMENT CORP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$228.00	$228.00
733004520	INDUSTRIAL SCIENTIFIC CORPORATION	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,375.25	$1,375.25
733004530	INLAND FIRE BRICK LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$697.50	$697.50

733004550	INTERCONNECT OF WESTERNPA INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,209.76	$5,209.76
733004560	INTERVECT USA INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,019.16	$2,019.16
733004570	IPS - INDIANA PA SERVICE CENTER	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,394.00	$2,394.00
733004580	IRON MOUNTAIN	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$360.36	$360.36
733004590	IRON MOUNTAIN	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$180.00	$180.00
733004600	ITU ABSORBTECH INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,156.31	$1,156.31
733004620	JEMKEL DIAGNOSTIC INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,000.00	$3,000.00
733004630	CRG FINANCIAL LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$37,156.00	$37,156.00
733004710	KONECRANES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,829.00	$4,829.00
733004720	LAKEWOOD STEEL INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$997.04	$997.04
733004740	LAWSON PRODUCTS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$212.70	$212.70
733004810	LIMBACH COMPANY LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$14,989.00	$14,989.00
733004840	M. GLOSSER & SONS, INCORPORATED	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,020.00	$3,020.00
733004850	MARLIN COMPANY INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,650.90	$10,650.90
733004880	MBM FINANCIAL INTERESTS LP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$371.30	$371.30
733004900	MCCUTCHEON ENTERPRISES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,036.06	$4,036.06
733004950	MCJUNKIN REDMAN CORP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$14,148.44	$14,148.44
733004960	SONAR ASSET MANAGEMENT GROUP, INC.	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,442.09	$3,442.09
733004970	MCMASTER CARR SUPPLY COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,632.49	$3,632.49
733004980	METALS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,909.92	$3,909.92
733004990	METSO MINERALS INDUSTRIES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$41,323.05	$41,323.05
733005050	MISSISSIPPI LIME COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,050.42	$3,050.42
733005060	MOBILE MINI INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$138.19	$138.19
733005070	MOBILE MODULAR PORTABLE STORAGE	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,111.35	$1,111.35
733005080	MOMAR INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,850.00	$1,850.00
733005160	MOORE INDUSTRIES INTERNATIONAL INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,870.00	$6,870.00
733005170	MPW INDUSTRIAL WATER SERVICES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$32,751.82	$32,751.82
733005180	MR JOHN OF PITTSBURGH	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,142.00	$8,142.00
733005190	MUELLER STEAM SPECIALITY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$348.00	$348.00
733005200	MUNICIPAL AUTHORITY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$826.20	$826.20
733005260	NAGLE PUMPS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$244.00	$244.00
733005270	NAPA NEW CASTLE	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$60.52	$60.52
733005280	NATIONAL PLUMBING & HEATING SUPPLY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$119.93	$119.93
733005290	VENDOR RECOVERY FUND IV, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$219.06	$219.06
733005300	NES	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$700.00	$700.00
733005310	NEUNDORFER INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$450.90	$450.90
733005390	NOCO DISTRIBUTION LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$224.00	$224.00
733005400	NOL-TEC SYSTEMS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,209.00	$8,209.00
733005590	OHIO CAT	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,942.73	$2,942.73
733005890	OHIO TRANSMISSION & PUMP CO	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,466.50	$6,466.50
733005900	SONAR ASSET MANAGEMENT GROUP, INC.	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,229.05	$3,229.05
733005970	OTIS ELEVATOR COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,831.11	$1,831.11

733006010	PEAKER SERVICES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,932.73	$11,932.73
733006020	PENN POWER	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$12,963.91	$12,963.91
733006030	PENN POWER	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$272.81	$272.81
733006040	PENNSYLVANIA AMERICAN WATER CO	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,075.33	$3,075.33
733006370	PENNSYLVANIA SLING COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,940.10	$1,940.10
733006540	PEOPLES TWP LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$52.95	$52.95
733006550	PERFORMANCE CONTRACTING INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$15,059.96	$15,059.96
733006580	PETROCHOICE LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$716.16	$716.16
733006600	PHOENIX BUILDING SERVICES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,666.00	$3,666.00
733006620	PITTSBURGH VALVE & FITTING COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,595.20	$1,595.20
733006640	PORTERSVILLE PRD LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,449.00	$5,449.00
733006660	POWER DRIVES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$62,607.00	$62,607.00
733006670	POWER MAX CONSULTING INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,760.22	$6,760.22
733006680	PRO AM SAFETY INCORPORATED	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,514.65	$1,514.65
733006700	QA SUPPORT LP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$31,251.00	$31,251.00
733006730	R J LEE GROUP INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,255.00	$4,255.00
733006750	R. H. CARBIDE AND EPOXY, INC.	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$18.75	$18.75
733006760	RADWELL INTERNATIONAL INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,228.50	$1,228.50
733006770	RAILROAD TRAFFIC CONTROL INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$736.00	$736.00
733006800	REPUBLIC SERVICES 611	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$19,946.55	$19,946.55
733006810	REPUBLIC SERVICES NATIONAL ACCOUNTS	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$15,491.94	$15,491.94
733006830	TANNOR PARTNERS CREDIT FUND, LP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,005.42	$10,005.42
733006860	ROSEMOUNT ANALYTICAL INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,256.00	$2,256.00
733006870	ROSEMOUNT INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,802.79	$2,802.79
733006880	ROTELICA INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$712.24	$712.24
733006910	RUTHRAUFF SERVICE LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$10,458.00	$10,458.00
733006950	SAFETY FIRST FIRE EQUIPMENT	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,800.00	$1,800.00
733006960	SAFETY KLEEN SYSTEMS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,041.82	$1,041.82
733006970	SAFWAY STEEL SCAFFOLDS COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$684.84	$684.84
733007020	SARGENT GROUP LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,525.00	$6,525.00
733007050	SCHMIDT INDUSTRIES	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$57,761.00	$57,761.00
733007070	SCHUTTE & KOERTING	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,700.00	$6,700.00
733007090	SHARED TECHNOLOGIES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$315.35	$315.35
733007120	SIEMENS ENERGY INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$692.00	$692.00
733007130	SIEMENS ENERGY INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$208.00	$208.00
733007420	SOMERSET STEEL ERECTION COMPANY INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$17,202.87	$17,202.87
733007440	SOUTHWELL INDUSTRIES	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$31,041.00	$31,041.00
733007450	SPECTRUM INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$150.00	$150.00
733007460	SPIRIT SERVICES CO	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,367.28	$1,367.28
733007500	SPX FLOW US LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$320.12	$320.12
733007510	STAHURA CONVEYOR PRODUCTS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,892.00	$2,892.00

733007520	STALEY COMMUNICATIONS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,746.60	$2,746.60
733007530	STANDARD CONTRACTING & ENGINEERING	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$45,660.07	$45,660.07
733007550	STANDARD LABORATORIES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,464.25	$3,464.25
733007630	STOCK EQUIPMENT COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,110.00	$4,110.00
733007640	STOCK EQUIPMENT COMPANY INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,034.00	$4,034.00
733007680	SUPERIOR SPEEDIE PORTABLE SERVICES	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$850.00	$850.00
733007700	TED MOREAU GARAGE DOOR	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,240.00	$2,240.00
733007730	TELEDYNE MONITOR LABS	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$147.00	$147.00
733007740	TEMS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$17,815.21	$17,815.21
733007810	TERRASOURCE GLOBAL CORP	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,612.00	$4,612.00
733007850	THE BABCOCK & WILCOX COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$706.74	$706.74
733007890	THE BOSTWICK BRAUN COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$400.79	$400.79
733007900	THE BOSTWICK-BRAUN CO	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$235.00	$235.00
733008110	THE VALVE SERVICES GROUP, INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$824.75	$824.75
733008130	THREE RIVERS POWER SWEEP INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$600.00	$600.00
733008210	VENDOR RECOVERY FUND IV, LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$450.52	$450.52
733008260	TURBO PARTS LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,375.00	$3,375.00
733008270	TYCO INTEGRATED SECURITY LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,175.00	$1,175.00
733008280	UNITED CONVEYOR CORPORATION	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$326.00	$326.00
733008290	UNITED RENTALS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$165.66	$165.66
733008300	UNITED RENTALS NORTH AMERICA INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$960.00	$960.00
733008310	UNIVAR USA INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,200.00	$2,200.00
733008340	US SECURITY ASSOCIATES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$49,664.70	$49,664.70
733008390	VALLEN DISTRIBUTION INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,315.43	$6,315.43
733008410	VEOLIA ES TECHNICAL SOLUTIONS LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,646.37	$6,646.37
733008420	VERITAS ECONOMIC CONSULTING LLC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,000.00	$6,000.00
733008440	WATER TREATMENT SERVICES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$910.08	$910.08
733008450	WATER TREATMENT SERVICES INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,600.00	$7,600.00
733008460	WEIR SLURRY GROUP INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$417.60	$417.60
733008470	WEIR SLURRY GROUP INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,584.60	$4,584.60
733008480	WESCO	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,225.00	$3,225.00
733008490	WESCO DISTRIBUTION INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$16,749.10	$16,749.10
733008500	WESCO DISTRIBUTION INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$23,760.00	$23,760.00
733008520	WEST PENN POWER	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,306.30	$1,306.30
733008530	WESTCOM WIRELESS	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$300.00	$300.00
733008590	WHITE HOUSE ARTESIAN SPRINGS INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$836.00	$836.00
733008600	WILMINGTON OIL COMPANY	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,585.54	$4,585.54
733008650	WOLFORD’S INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$150.00	$150.00
733008670	WURTH/ SERVICE SUPPLY INC	NRG POWER MIDWEST LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$53.28	$53.28
738000020	AECOM TECHNICAL SERVICES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,250.00	$1,250.00
738000030	AIR DRAULICS ENGINEERING CO	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,812.00	$7,812.00

738000040	AIRGAS EAST	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$911.04	$911.04
738000050	AIRGAS USA LLC WEST	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$12,625.82	$12,625.82
738000070	ASSOCIATED PRODUCTS SERVICES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$203.78	$203.78
738000080	ATLAS COPCO COMPRESSORS LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,662.04	$3,662.04
738000110	BARO HOLDINGS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$260.00	$260.00
738000120	BENTLY NEVADA INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,660.00	$1,660.00
738000130	BRAND ENERGY SERVICES LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$49,447.27	$49,447.27
738000140	BRAND ENERGY SOLUTIONS LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$263,463.68	$263,463.68
738000150	BRUNINI GRANTHAM GROWER & HEWES	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$48,469.90	$48,469.90
738000160	BURFORD ELECTRIC SERVICE INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,055.06	$9,055.06
738000190	CB&I ENVIRONMENTAL & INFRASTRUCTURE	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$27,249.00	$27,249.00
738000210	CIANBRO CORPORATION	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$24,350.00	$24,350.00
738000220	CLEAN VENTURE INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,968.10	$5,968.10
738000230	COLE-PARMER INSTRUMENT COMPANY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$366.00	$366.00
738000240	CONSOLIDATED PIPE & SUPPLY CO INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$765.10	$765.10
738000250	CONSOLIDATED PIPE & SUPPLY CO INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$887.51	$887.51
738000260	CONTROL ANALYTICS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$32,393.10	$32,393.10
738000270	CURTISS-WRIGHT NUCLEAR DIVISION	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$447.00	$447.00
738000280	CUTSFORTH PRODUCTS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$14,345.00	$14,345.00
738000290	D EDWARD LEASING CO INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$265.00	$265.00
738000300	D EDWARD LEASING COMPANY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$190.80	$190.80
738000310	DEACON INDUSTRIAL SUPPLY CO INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,574.10	$1,574.10
738000320	DELVAL EQUIPMENT CORPORATION	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,392.10	$5,392.10
738000330	DGF PRODUCTS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$170.90	$170.90
738000340	DIVAL SAFETY EQUIPMENT INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,276.58	$1,276.58
738000350	ELDON ELECTRIC INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$10.75	$10.75
738000360	EMCO	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,262.00	$2,262.00
738000370	EMERSON PROCESS MANAGEMENT	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,142.00	$6,142.00
738000380	ENEXIO US LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$181,292.00	$181,292.00
738000390	ENVIRONEX INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$58,600.00	$58,600.00
738000400	ENVIRONMENT ONE CORPORATION	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,866.00	$13,866.00
738000410	EVCVALUATION LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,800.00	$1,800.00
738000420	EXPERITEC INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$18,273.58	$18,273.58
738000430	EXPRESS EMPLOYMENT PROFESSIONALS	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,684.80	$1,684.80
738000450	FASTENAL COMPANY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,541.43	$3,541.43
738000460	CRG FINANCIAL LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$36,000.00	$36,000.00
738000470	FORRY TRANSPORT INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,650.00	$13,650.00
738000480	FRENCH CAMP WATER ASSOC.	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$919.67	$919.67
738000490	FUCICH LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$103,935.73	$103,935.73
738000500	FUCICH LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,383.92	$13,383.92
738000520	GE BETZ INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$186.80	$186.80

738000530	GE ENERGY CONTROL SOLUTIONS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,223.48	$8,223.48
738000540	GE INTERNATIONAL INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$30,000.00	$30,000.00
738000550	GE INTERNATIONAL INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$498,151.90	$498,151.90
738000580	GENERAL ELECTRIC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$422,474.99	$422,474.99
738000590	GENERAL ELECTRIC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$17,270.48	$17,270.48
738000600	GENERAL ELECTRIC INTERNATIONAL	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$25,000.00	$25,000.00
738000620	GETTYSBURG MUNICIPAL AUTHORITY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,441.03	$5,441.03
738000630	GLOBAL RECRUITERS OF ELIZABETH CITY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$31,320.00	$31,320.00
738000640	GP STRATEGIES CORPORATION	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$569.48	$569.48
738000650	GRAVER TECHNOLOGIES LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,512.00	$7,512.00
738000660	GRAVER WATER SYSTEMS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,029.43	$7,029.43
738000670	GRAYBAR ELECTRIC COMPANY INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$33,267.18	$33,267.18
738000680	GULF COAST MARINE SUPPLY COMPANY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,745.70	$1,745.70
738000690	HAAS GROUP INTERNATIONAL LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$59,397.08	$59,397.08
738000700	HACH COMPANY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,240.09	$4,240.09
738000710	HISCOCK & BARCLAY LLP	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$720.00	$720.00
738000740	HUMAN RESOURCE PROFILE INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$10.00	$10.00
738000750	HYDROVAC INDUSTRIAL SERVICES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,231.25	$1,231.25
738000780	INSTRUMENT & VALVE SERVICES COMPANY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$14,197.40	$14,197.40
738000790	INTERNETWORK EXPERTS	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,848.32	$5,848.32
738000800	IPS - INDIANA PA SERVICE CENTER	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,250.00	$3,250.00
738000810	TANNOR PARTNERS CREDIT FUND, LP	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$703.00	$703.00
738000820	JAMES CRAFT & SON INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$596.41	$596.41
738000830	JS INTERNATIONAL SOLUTIONS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$224,784.00	$224,784.00
738000840	K CONNELLY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$680.00	$680.00
738000860	KOENIG ENGINEERING INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$17,639.00	$17,639.00
738000870	KONECRANES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,169.82	$5,169.82
738000880	LABS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$48.00	$48.00
738000890	LEAK DETECTION SERVICES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$11,000.00	$11,000.00
738000900	LEWIS GOETZ & COMPANY INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,462.52	$5,462.52
738000930	MATHESON TRI-GAS	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,580.93	$2,580.93
738000950	MCJUNKIN REDMAN CORP	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,119.00	$1,119.00
738000960	MED TEX SERVICES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,901.28	$1,901.28
738000970	MET ED	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,741.90	$8,741.90
738000980	METTLER TOLEDO INGOLD INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,450.08	$1,450.08
738000990	MID-ATLANTIC COOPERATIVE SOLUTIONS	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$683.34	$683.34
738001000	MISTRAS GROUP INC SERVICES DIVISION	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$688.00	$688.00
738001010	MOTION INDUSTRIES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$777.02	$777.02
738001020	MPW INDUSTRIAL WATER SERVICES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$28,500.00	$28,500.00
738001030	MPW INDUSTRIAL WATER SERVICES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$80,000.00	$80,000.00
738001040	NATIONAL COMPRESSOR SERVICES LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$8,000.00	$8,000.00

738001050	NES GLOBAL TALENT	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$30,229.24	$30,229.24
738001110	ORKIN LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$196.63	$196.63
738001120	PEARSON SERVICE INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,468.00	$4,468.00
738001130	PERFORMANCE MACHINING INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,423.00	$7,423.00
738001150	POWMAT LTD	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$420.00	$420.00
738001160	PPC LUBRICANTS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$953.54	$953.54
738001170	PROCONEX INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,100.77	$4,100.77
738001180	R E MICHEL COMPANY INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,719.78	$2,719.78
738001200	RALPH A HILLER COMPANY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$114.54	$114.54
738001210	REPUBLIC SERVICES NATIONAL ACCOUNTS	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,680.79	$2,680.79
738001220	RG GROUP	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,848.90	$1,848.90
738001230	RK CHASE	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$5,440.00	$5,440.00
738001240	ROARING SPRINGS WATER CO	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$400.25	$400.25
738001250	ROBINSON FANS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,468.57	$3,468.57
738001260	ROSEMOUNT INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$16,411.38	$16,411.38
738001270	SATELLITE SHELTERS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,992.00	$3,992.00
738001280	SETPOINT INTEGRATED SOLUTIONS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,730.04	$1,730.04
738001310	SOURCE ONE SUPPLY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,330.00	$1,330.00
738001330	SOUTHERN POWER SYSTEMS INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,216.17	$9,216.17
738001340	SPENCER OGDEN INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$734.28	$734.28
738001360	STAPLES TECHNOLOGY SOLUTIONS	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$232.68	$232.68
738001370	STEAM SPECIALTIES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,504.00	$13,504.00
738001380	SONAR ASSET MANAGEMENT GROUP, INC.	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,271.85	$13,271.85
738001390	SUN COAST RESOURCES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$44,640.40	$44,640.40
738001410	TENNESSEE VALLEY AUTHORITY	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,900.00	$3,900.00
738001430	TEXAS BIRD SERVICES	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,222.80	$4,222.80
738001440	THERMON HEAT TRACING SERVICES I INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$9,491.34	$9,491.34
738001460	CRG FINANCIAL LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,750.00	$1,750.00
738001470	TRIFLOW CORPORATION	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,130.00	$2,130.00
738001480	TSI SERVICES	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$240,463.77	$240,463.77
738001490	UNITED RENTALS NORTH AMERICA INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,814.00	$3,814.00
738001500	UNIVAR USA INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$654.96	$654.96
738001530	US SECURITY ASSOCIATES INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$6,011.63	$6,011.63
738001540	FAIR HARBOR CAPITAL, LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$13,389.00	$13,389.00
738001550	VALVE & INSTRUMENT EXPRESS LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,671.45	$7,671.45
738001560	VEOLIA ES TECHNICAL SOLUTIONS LLC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,923.25	$1,923.25
738001570	WASTE MANAGEMENT KOSCIUSKO HAULING	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,602.41	$1,602.41
738001580	WASTE MANAGEMENT NATIONAL SERVICES	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$4,908.38	$4,908.38
738001590	WAYPOINT ANALYTICAL MISSISSIPPI INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$693.60	$693.60
738001610	WILLIAMS SCOTSMAN INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$386.88	$386.88
738001620	WORLD OF CONTROLS CORPORATION	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$18,750.00	$18,750.00

738001630	YEAGER SUPPLY INC	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$1,252.79	$1,252.79
738001640	YEAGER SUPPLY, INCORPORATED	NRG WHOLESALE GENERATION GP LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,568.15	$3,568.15
739001750	US SECURITY ASSOCIATES INC	NRG WHOLESALE GENERATION LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$7,587.36	$7,587.36
743000010	BRACEWELL & GIULIANI LLP	ORION POWER NEW YORK, LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$141.75	$141.75
743000020	CITIBANK	ORION POWER NEW YORK, LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$552.20	$552.20
743000040	URS ENERGY & CONSTRUCTION INC	ORION POWER NEW YORK, LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$758.03	$758.03
747000010	ALTIVIA	RRI ENERGY CHANNELVIEW LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$1.00	$1.00
747000020	ALTIVIA	RRI ENERGY CHANNELVIEW LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,617.15	$3,617.15
747000030	ANIXTER-COMMUNICATION FILE 98908	RRI ENERGY CHANNELVIEW LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$500.00	$500.00
747000040	DRAGO SUPPLY COMPANY	RRI ENERGY CHANNELVIEW LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$87.48	$87.48
747000050	DRAGO SUPPLY COMPANY	RRI ENERGY CHANNELVIEW LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$355.77	$355.77
747000060	GRIMSTAD INC	RRI ENERGY CHANNELVIEW LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$3,448.50	$3,448.50
747000070	RELIANT ENERGY - HL&P	RRI ENERGY CHANNELVIEW LP	GOODS SOLD/SERVICES (TRADE CLAIM)	$135.20	$135.20
750000810	KPMG LLP	RRI ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$32,743.00	$32,743.00
750001780	TEXAS EASTERN TRANSMISSION CORP	RRI ENERGY SERVICES, LLC	GOODS SOLD/SERVICES (TRADE CLAIM)	$2,285,100.00	$2,285,100.00
			Total:	$27,141,497.99	$25,854,725.50

Schedule 1-B

Unliquidated/Contingent General Unsecured Claims

Claim / Schedule No.	Claimant	Debtor	Category of Claim	Claimed Amount	Proposed Claim Estimate	Basis for Estimation(1)
1	OKLAHOMA OFFICE OF STATE TREASURER	GENON ENERGY HOLDINGS, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

2	OKLAHOMA OFFICE OF STATE TREASURER	GENON ENERGY, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

69	DEPARTMENT OF THE TREASURY - IRS	RRI ENERGY SERVICES CHANNELVIEW, LLC	TAX CLAIMS	$600.00	$0.00	The Debtors resolved this notice with the Department of the Treasury - IRS and closed the account on August 23, 2017.
156	LUN WONG, LEWIS LEE	GENON ENERGY, INC.	9.500% SENIOR NOTES DUE 2018	$28,000.00	$0.00

Lewis Lee Lun Wong filed a proof of claim, asserting $28,000 on account of GenOn Notes Claims.  See Proof of Claim No. 156.  The Debtors’ objected to Mr. Wong’s claim on the basis that it is duplicative of the single, master proof of claim filed by the GenOn indenture trustee.  See Docket No. 1292.  The objection is pending.  The Debtors reserved $0.00 for proof of claim numbered 156.

158	ARKANSAS AUDITOR OF STATE	GENON ENERGY, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

159	ARKANSAS AUDITOR OF STATE	GENON AMERICAS GENERATION, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

160	ARKANSAS AUDITOR OF STATE	GENON AMERICAS PROCUREMENT, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

(1)                                 The Debtors reserve the right to assert additional and/or alternative bases for estimation.

161	ARKANSAS AUDITOR OF STATE	GENON ASSET MANAGEMENT, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

162	ARKANSAS AUDITOR OF STATE	GENON CAPITAL INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

163	ARKANSAS AUDITOR OF STATE	GENON ENERGY HOLDINGS, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

164	ARKANSAS AUDITOR OF STATE	GENON ENERGY MANAGEMENT, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

165	ARKANSAS AUDITOR OF STATE	GENON ENERGY SERVICES, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

166	ARKANSAS AUDITOR OF STATE	GENON FUND 2001 LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

167	ARKANSAS AUDITOR OF STATE	GENON MID-ATLANTIC DEVELOPMENT, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

168	ARKANSAS AUDITOR OF STATE	GENON POWER OPERATING SERVICES MIDWEST, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

169	ARKANSAS AUDITOR OF STATE	GENON SPECIAL PROCUREMENT, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

2

170	ARKANSAS AUDITOR OF STATE	HUDSON VALLEY GAS CORPORATION	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

171	ARKANSAS AUDITOR OF STATE	MIRANT ASIA-PACIFIC VENTURES, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

172	ARKANSAS AUDITOR OF STATE	MIRANT INTELLECTUAL ASSET MANAGEMENT AND MARKETING, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

173	ARKANSAS AUDITOR OF STATE	MIRANT INTERNATIONAL INVESTMENTS, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

174	ARKANSAS AUDITOR OF STATE	MIRANT NEW YORK SERVICES, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

175	ARKANSAS AUDITOR OF STATE	MIRANT POWER PURCHASE, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

176	ARKANSAS AUDITOR OF STATE	MIRANT WRIGHTSVILLE INVESTMENTS, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

177	ARKANSAS AUDITOR OF STATE	MIRANT WRIGHTSVILLE MANAGEMENT, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

178	ARKANSAS AUDITOR OF STATE	MNA FINANCE CORP.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

3

179	ARKANSAS AUDITOR OF STATE	NRG AMERICAS, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

180	ARKANSAS AUDITOR OF STATE	NRG BOWLINE LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

181	ARKANSAS AUDITOR OF STATE	NRG CALIFORNIA NORTH LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

182	ARKANSAS AUDITOR OF STATE	NRG CALIFORNIA SOUTH GP LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

183	ARKANSAS AUDITOR OF STATE	NRG CALIFORNIA SOUTH LP	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

184	ARKANSAS AUDITOR OF STATE	NRG CANAL LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

185	ARKANSAS AUDITOR OF STATE	NRG FLORIDA GP, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

186	ARKANSAS AUDITOR OF STATE	NRG FLORIDA LP	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

187	ARKANSAS AUDITOR OF STATE	NRG LOVETT DEVELOPMENT I LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

4

188	ARKANSAS AUDITOR OF STATE	NRG LOVETT LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

189	ARKANSAS AUDITOR OF STATE	NRG NEW YORK LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

190	ARKANSAS AUDITOR OF STATE	NRG NEW YORK LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

191	ARKANSAS AUDITOR OF STATE	NRG NORTH AMERICA LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

192	ARKANSAS AUDITOR OF STATE	NRG NORTHEAST GENERATION, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

193	ARKANSAS AUDITOR OF STATE	NRG NORTHEAST HOLDINGS, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

194	ARKANSAS AUDITOR OF STATE	NRG POTRERO LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

195	ARKANSAS AUDITOR OF STATE	NRG POWER GENERATION ASSETS LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

196	ARKANSAS AUDITOR OF STATE	NRG POWER GENERATION LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

5

197	ARKANSAS AUDITOR OF STATE	NRG POWER MIDWEST GP LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

198	ARKANSAS AUDITOR OF STATE	NRG POWER MIDWEST LP	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

199	ARKANSAS AUDITOR OF STATE	NRG SABINE (DELAWARE), INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

200	ARKANSAS AUDITOR OF STATE	NRG SABINE (TEXAS), INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

201	ARKANSAS AUDITOR OF STATE	NRG SAN GABRIEL POWER GENERATION LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

202	ARKANSAS AUDITOR OF STATE	NRG TANK FARM LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

203	ARKANSAS AUDITOR OF STATE	NRG WHOLESALE GENERATION GP LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

204	ARKANSAS AUDITOR OF STATE	NRG WHOLESALE GENERATION LP	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

205	ARKANSAS AUDITOR OF STATE	NRG WILLOW PASS LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

6

206	ARKANSAS AUDITOR OF STATE	ORION POWER NEW YORK GP, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

207	ARKANSAS AUDITOR OF STATE	ORION POWER NEW YORK LP, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

208	ARKANSAS AUDITOR OF STATE	ORION POWER NEW YORK, LP	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

209	ARKANSAS AUDITOR OF STATE	RRI ENERGY BROADBAND, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

210	ARKANSAS AUDITOR OF STATE	RRI ENERGY CHANNELVIEW (DELAWARE) LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

211	ARKANSAS AUDITOR OF STATE	RRI ENERGY CHANNELVIEW (TEXAS) LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

212	ARKANSAS AUDITOR OF STATE	RRI ENERGY CHANNELVIEW LP	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

213	ARKANSAS AUDITOR OF STATE	RRI ENERGY COMMUNICATIONS, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

214	ARKANSAS AUDITOR OF STATE	RRI ENERGY SERVICES CHANNELVIEW, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

7

215	ARKANSAS AUDITOR OF STATE	RRI ENERGY SERVICES DESERT BASIN, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

216	ARKANSAS AUDITOR OF STATE	RRI ENERGY SERVICES, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

217	ARKANSAS AUDITOR OF STATE	RRI ENERGY SOLUTIONS EAST, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

218	ARKANSAS AUDITOR OF STATE	RRI ENERGY TRADING EXCHANGE, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

219	ARKANSAS AUDITOR OF STATE	RRI ENERGY VENTURES, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

451	MANNESTO, GREG	GENON ENERGY, INC.	OTHER BASIS	$17,000.00	$17,000.00

Greg Mannesto filed a proof of claim, asserting $17,000 on account of GenOn Notes Claims.  See Proof of Claim No. 451.  The Debtors’ objected to Mr. Mannesto’s claim on the basis that it lacked supporting documentation.  See Docket No. 1294.  The objection is pending.  The Debtors reserved $0.00 for proof of claim numbered 451.

731	STATE OF CONNECTICUT, UNCLAIMED PROPERTY	GENON ENERGY, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

732	STATE OF CONNECTICUT, UNCLAIMED PROPERTY	GENON ENERGY HOLDINGS, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

8

733	STATE OF CONNECTICUT, UNCLAIMED PROPERTY	GENON ENERGY MANAGEMENT, LLC	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

866	STANDARD LABORATORIES INC	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$0.00	$3,464.25	Invoice is billed to NRG Energy, Inc (a non-Debtor) but relates to services at a Debtor plant for mineral and ash analysis; books and records show a $3,464.25 amount due and owing.
1050	LATHAM & WATKINS LLP	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$52,846.27	$0.00	This claim is subject to informal resolution with the claimant; the proof of claim will be disallowed and expunged upon the Effective Date.
1080	MATT CANESTRATE CONTRACTING INC	NRG POWER MIDWEST LP	CONTRACT/EXECUTORY CONTRACT	$0.00	$0.00

This proof of claim seeks amounts related to a lawsuit filed against the claimant. However, there is no supporting documentation attached, and no indication that a current liability accrued and is due and owing.

1186	WISCONSIN CLASS MEMBERS	GENON ENERGY, INC.	LITIGATION	$0.00	$10,000,000.00

The Debtors and claimants have agreed to a $10 million Claim Estimate for the Wisconsin Plaintiffs (as defined in the Debtors’ Objection to Certain Proofs of Claim (Natural Gas Litigation) [Docket No. 1481]).

1187	KIRSCH, MARK J, JR	GENON ENERGY, INC.	LITIGATION-PERS. INJURY/WORKERS COMP.	$0.00	$0.00	This proof of claim seeks workers compensation due to personal injury. However, there is no supporting documentation attached, and no indication that a current liability accrued and is due and owing.
1191	ARANDELL CORPORATION	GENON ENERGY, INC.	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1192	BRIGGS & STRATTON CORPORATION	GENON ENERGY, INC.	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1193	CARTHAGE COLLEGE	GENON ENERGY, INC.	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1194	ATI LADISH LLC	GENON ENERGY, INC.	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1195	MERRICK’S INC	GENON ENERGY, INC.	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1196	VERSO MINNESOTA WISCONSIN LLC	GENON ENERGY, INC.	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1197	SARGENTO FOODS INC	GENON ENERGY, INC.	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.

9

1201	DEUTSCHE BANK TRUST COMPANY AMERICAS	NRG NORTHEAST GENERATION, INC.	REAL ESTATE LEASE	$0.00	$0.00

The claimant, in its role as the PTC Indenture trustee, filed this protective proof of claim that asserts rights to amounts that may become due and owing in the future, pursuant to a parent guarantee that may not have been executed. The Debtors are not liable for the obligations asserted herein.

1202	DEUTSCHE BANK TRUST COMPANY AMERICAS	NRG NORTHEAST GENERATION, INC.	REAL ESTATE LEASE	$0.00	$0.00

The claimant, in its role as the PTC Indenture trustee, filed this protective proof of claim that asserts rights to amounts that may become due and owing in the future, pursuant to a parent guarantee that may not have been executed. The Debtors are not liable for the obligations asserted herein.

1203	DEUTSCHE BANK TRUST COMPANY AMERICAS	NRG NORTHEAST GENERATION, INC.	REAL ESTATE LEASE	$0.00	$0.00

The claimant, in its role as the PTC Indenture trustee, filed this protective proof of claim that asserts rights to amounts that may become due and owing in the future, pursuant to a parent guarantee that may not have been executed. The Debtors are not liable for the obligations asserted herein.

1211	WISCONSIN CLASS MEMBERS	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1213	ARANDELL CORPORATION	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1214	BRIGGS & STRATTON CORPORATION	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1215	CARTHAGE COLLEGE	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1216	ATI LADISH LLC	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1217	MERRICK’S INC	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1218	VERSO MINNESOTA WISCONSIN LLC	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1219	SARGENTO FOODS INC	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	This proof of claim will share in the Claim Estimate for proof of claim numbered 1186.
1220	TOPEKA UNIFIED SCHOOL DISTRICT 501	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$3,850,000.00

Pursuant to the Agreed Order and Stipulation Resolving Debtors’ Objection to Certain Proofs of Claim (Natural Gas Litigation) [Docket No. 1652] (the “Agreed Order”), the Debtors and the Kansas and Missouri Claimants (as defined in the Agreed Order) have agreed to a $3.85 million Claim Estimate, which will apply to proofs of claim numbered 1220—26 on the terms set forth in the Agreed Order.

1221	HEARTLAND REGIONAL MEDICAL CENTER	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	Pursuant to the Agreed Order, this proof of claim will share in the $3.85 million settlement amount reflected as the Claim Estimate for proof of claim numbered 1220.
1222	KANSAS CLASS MEMBERS	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	Pursuant to the Agreed Order, this proof of claim will share in the $3.85 million settlement amount reflected as the Claim Estimate for proof of claim numbered 1220.

10

1223	LEARJET INC	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	Pursuant to the Agreed Order, this proof of claim will share in the $3.85 million settlement amount reflected as the Claim Estimate for proof of claim numbered 1220.
1224	MISSOURI CLASS MEMBERS	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	Pursuant to the Agreed Order, this proof of claim will share in the $3.85 million settlement amount reflected as the Claim Estimate for proof of claim numbered 1220.
1225	NORTHWEST MISSOURI STATE UNIVERSITY	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	Pursuant to the Agreed Order, this proof of claim will share in the $3.85 million settlement amount reflected as the Claim Estimate for proof of claim numbered 1220.
1226	PRIME TANNING CORP	RRI ENERGY SERVICES, LLC	LITIGATION	$0.00	$0.00	Pursuant to the Agreed Order, this proof of claim will share in the $3.85 million settlement amount reflected as the Claim Estimate for proof of claim numbered 1220.
1246	POTOMAC ELECTRIC POWER COMPANY, ET AL	GENON ENERGY HOLDINGS, INC.	CONTRACT/EXECUTORY CONTRACT	$2,817,412.20	$2,817,412.20

Potomac Electric Power Company filed two proofs of claims based on the same underlying non-debtor liability, each proof of claim asserted in the amount of $2,817,412.20.  See Proof of Claim Nos. 1329 and 1246.  The Debtors objected to the proofs of claim as duplicative and non-debtor obligations, see Docket No. 1577, and are currently working towards a consensual resolution of such claims.  The objections are pending.  The Debtors have reserved the full asserted amount for the proof of claim numbered 1246, and $0.00 for the proof of claim numbered 1329.

1329	POTOMAC ELECTRIC POWER COMPANY, ET AL	GENON ENERGY, INC.	CONTRACT/EXECUTORY CONTRACT	$2,817,412.20	$0.00

Potomac Electric Power Company filed two proofs of claims based on the same underlying non-debtor liability, each proof of claim asserted in the amount of $2,817,412.20.  See Proof of Claim Nos. 1329 and 1246.  The Debtors objected to the proofs of claim as duplicative and non-debtor obligations, see Docket No. 1577, and are currently working towards a consensual resolution of such claims.  The objections are pending.  The Debtors have reserved the full asserted amount for the proof of claim numbered 1246, and $0.00 for the proof of claim numbered 1329.

11

1393	REORGANIZED CA POWER EXCHANGE CORP, THE	GENON ENERGY, INC.	CONTRACT/EXECUTORY CONTRACT	$3,046,216.01	$3,046,216.01

Claimant asserts a contingent and unliquidated liability of approximately $3 million or more based on a FERC Global Settlement and alleges the amounts are continuing to accrue. To the extent allowed under the Plan or Confirmation Order and in accordance with the Bankruptcy Code, the Claim Estimate shall not apply as a cap to accruing interest owed to CalPX that is determined by a final order as to such accrued interest by the Federal Energy Regulatory Commission in the FERC Decision (as defined in the proof of claim), for which the Debtors are determined to be liable to CalPX by any final order of a court of competent jurisdiction. For the avoidance of doubt, the Debtors or Reorganized Debtors reserve the right to object to the allowance of accrued post-petition interest that may be asserted by CalPX.

1499	GENON AD HOC GROUP (AS DEFINED IN THE	GENON ENERGY, INC.	GOODS SOLD/SERVICES (TRADE CLAIM)	$0.00	$2,245.30	According to the Debtors’ books and records, $2,245.30 in prepetition amounts owed to the GenOn Ad Hoc Group’s restructuring professionals is outstanding.
1518	DODSON, BENNIE	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$0.00	$60,260.94

No listed claim amount; claimant attached a deferred compensation plan with Houston Lighting and Power Company, upon information and a review of books and records it appears claimant has benefits provided by a GenOn deferral successor plan.

1532	BARBER, DENNIS	GENON ENERGY, INC.	DEFERRED COMPENSATION PLAN	$81,675.02	$81,675.02	Claimant is a participant in the Deferred Compensation Plan and asserts that he is owed $81,675.02.
1542	NY STATE DEPT. OF TAXATION & FINANCE	ORION POWER NEW YORK GP, INC.	TAX CLAIMS	$2,500.00	$0.00

NY State Department of Taxation & Finance filed a proof of claim on account of outstanding taxes.  See Proof of Claim No. 1542.  The Debtors’ objected to the claim on the basis that it they owed no liability.  See Docket No. 1577.  The objection is pending.  The Debtors reserved $0.00 for proof of claim numbered 1542.

1552	OHIO DEPARTMENT OF COMMERCE	GENON ENERGY, INC.	ESCHEATMENT	$0.00	$65.54

The Debtors have identified one escheatment claim in the amount of $65.54 to process for the State of Ohio. Otherwise, the Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

1553	OHIO DEPARTMENT OF COMMERCE	GENON ENERGY, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

12

1559	TREASURER OF VIRGINIA	GENON ENERGY, INC.	ESCHEATMENT	$0.00	$0.00

The Debtors are current with respect to their escheatment obligations and are unaware of any unclaimed property that needs to be submitted. To the extent the Debtors identify unclaimed property that needs to be submitted, the Debtors will comply with applicable state law.

1585	CALIFORNIA AIR RESOURCES BOARD	GENON ENERGY MANAGEMENT, LLC	ENVIRONMENTAL	$71,393.00	$71,393.00

The Debtors are unaware of any accrued but unpaid environmental obligations due and owing to public authorities. Pursuant to paragraphs 131 and 132 of the Confirmation Order, the rights of claimants have been protected through agreed language.

1588	CALIFORNIA AIR RESOURCES BOARD	NRG CALIFORNIA SOUTH LP	ENVIRONMENTAL	$54,531.00	$54,531.00

The Debtors are unaware of any accrued but unpaid environmental obligations due and owing to public authorities. Pursuant to paragraphs 131 and 132 of the Confirmation Order, the rights of claimants have been protected through agreed language.

1592	CALIFORNIA AIR RESOURCES BOARD	NRG DELTA LLC	ENVIRONMENTAL	$16,862.00	$16,862.00

The Debtors are unaware of any accrued but unpaid environmental obligations due and owing to public authorities. Pursuant to paragraphs 131 and 132 of the Confirmation Order, the rights of claimants have been protected through agreed language.

			Total:	$9,006,447.70	$20,021,125.26

13

Appendix A

GenOn Notes Partial Payment Notice

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS

)
In re:	)	Chapter 11
)
GENON ENERGY, INC., et al.,(1))		Case No. 17-33695 (DRJ)
)
Debtors.	)	(Jointly Administered)
)

NOTICE OF PARTIAL PAYMENT OF GENON NOTES

GenOn Energy, Inc. and certain of its subsidiaries (collectively, the “Debtors”) commenced voluntary chapter 11 cases on June 14, 2017 in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).  The cases are jointly administered under the lead case In re GenOn Energy, Inc., Case No. 17-33695 (DRJ).

On December 12, 2017, the Bankruptcy Court approved a plan of reorganization granting an allowed claim plus certain accrued interest (the “GenOn Notes Claim”), estimated to be approximately $[•] as of the date hereof, to the holders of GenOn Energy, Inc.  7.875% Senior Notes due 2017, 9.50% Senior Notes due 2018, and 9.875% Senior Notes due 2020 (collectively, the “GenOn Notes,” and holders of such notes, the “GenOn Noteholders”).  The Debtors are authorized to pay the GenOn Notes Claim on or before the Effective Date.

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  GenOn Energy, Inc. (5566); GenOn Americas Generation, LLC (0520); GenOn Americas Procurement, Inc. (8980); GenOn Asset Management, LLC (1966); GenOn Capital Inc. (0053); GenOn Energy Holdings, Inc. (8156); GenOn Energy Management, LLC (1163); GenOn Energy Services, LLC (8220); GenOn Fund 2001 LLC (0936); GenOn Mid-Atlantic Development, LLC (9458); GenOn Power Operating Services MidWest, Inc. (3718); GenOn Special Procurement, Inc. (8316); Hudson Valley Gas Corporation (3279); Mirant Asia-Pacific Ventures, LLC (1770); Mirant Intellectual Asset Management and Marketing, LLC (3248); Mirant International Investments, Inc. (1577); Mirant New York Services, LLC (N/A); Mirant Power Purchase, LLC (8747); Mirant Wrightsville Investments, Inc. (5073); Mirant Wrightsville Management, Inc. (5102); MNA Finance Corp. (8481); NRG Americas, Inc. (2323); NRG Bowline LLC (9347); NRG California North LLC (9965); NRG California South GP LLC (6730); NRG California South LP (7014); NRG Canal LLC (5569); NRG Delta LLC (1669); NRG Florida GP, LLC (6639); NRG Florida LP (1711); NRG Lovett Development I LLC (6327); NRG Lovett LLC (9345); NRG New York LLC (0144); NRG North America LLC (4609); NRG Northeast Generation, Inc. (9817); NRG Northeast Holdings, Inc. (9148); NRG Potrero LLC (1671); NRG Power Generation Assets LLC (6390); NRG Power Generation LLC (6207); NRG Power Midwest GP LLC (6833); NRG Power Midwest LP (1498); NRG Sabine (Delaware), Inc. (7701); NRG Sabine (Texas), Inc. (5452); NRG San Gabriel Power Generation LLC (0370); NRG Tank Farm LLC (5302); NRG Wholesale Generation GP LLC (6495); NRG Wholesale Generation LP (3947); NRG Willow Pass LLC (1987); Orion Power New York GP, Inc. (4975); Orion Power New York LP, LLC (4976); Orion Power New York, L.P. (9521); RRI Energy Broadband, Inc. (5569); RRI Energy Channelview (Delaware) LLC (9717); RRI Energy Channelview (Texas) LLC (5622); RRI Energy Channelview LP (5623); RRI Energy Communications, Inc. (6444); RRI Energy Services Channelview LLC (5620); RRI Energy Services Desert Basin, LLC (5991); RRI Energy Services, LLC (3055); RRI Energy Solutions East, LLC (1978); RRI Energy Trading Exchange, Inc. (2320); and RRI Energy Ventures, Inc. (7091).  The Debtors’ service address is:  804 Carnegie Center, Princeton, New Jersey 08540.

On [•], 2018, the Bankruptcy Court entered the Order (A) Authorizing Interim Distributions on Account of Certain Allowed Unsecured Claims Under the Plan and Confirmation Order, (B) Establishing Related Claim Estimates, and (C) Granting Related Relief [Docket No. [•]] (the “Order”).

Pursuant to the the Confirmation Order, and the Order, the Debtors have elected to make a payment in respect of the GenOn Notes Claim, the material terms and consequences of which are set forth below:

•                  Payment Amount:  [•]

•                  GenOn 7.875% Senior Notes due 2017: [•]

•                  GenOn 9.50% Senior Notes due 2018: [•]

•                  GenOn 9.875% Senior Notes due 2020: [•]

•                  Record Date:  [•]

•                  Trustee Payment Date:  [date the Debtors will make the payment to the GenOn Notes Trustee]

•                  Pro Forma GenOn Notes Claim Amount:  [•]

This payment will have no effect on the principal balance of the underlying GenOn Notes.  Any unpaid balance of the GenOn Notes Claim after any payment(s) will be paid on or before the Effective Date as provided in the Plan.

[Remainder of this page intentionally left blank]

2

Dated: [•]	/s/ DRAFT
Houston, Texas	Zack A. Clement (Texas Bar No. 04361550)
ZACK A. CLEMENT PLLC
3753 Drummond Street
Houston, Texas 77025
	Telephone:	(832) 274-7629
	Email:	zack.clement@icloud.com

-and-

James H.M. Sprayregen, P.C. (admitted pro hac vice)
David R. Seligman, P.C. (admitted pro hac vice)
Steven N. Serajeddini (admitted pro hac vice)
W. Benjamin Winger (admitted pro hac vice)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
300 North LaSalle
Chicago, Illinois 60654
	Telephone:	(312) 862-2000
	Facsimile:	(312) 862-2200
	Email:	james.sprayregen@kirkland.com
david.seligman@kirkland.com
steven.serajeddini@kirkland.com
benjamin.winger@kirkland.com

-and-

AnnElyse Scarlett Gibbons (admitted pro hac vice)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
655 Fifteenth Street, N.W.
Washington, District of Columbia 20005
	Telephone:	(202) 879-5000
	Facsimile:	(202) 879-5200
	Email:	annelyse.gibbons@kirkland.com

Co-Counsel to the Debtors and Debtors in Possession

Appendix B

Term Sheet for NRG Settlement Agreement(1)

1.              NRG and GenOn to waive any unsatisfied conditions precedent to the NRG Settlement Agreement for all purposes, including the Plan.  GenOn and NRG to consummate the NRG Settlement Agreement no later than July 16, 2018.  The NRG Settlement Agreement shall be deemed consummated upon NRG paying $124.7 million in cash to GenOn, subject to post-closing adjustments, if any, within 30 days thereafter.  Such consummation shall be a condition precedent to the making of any interim distributions.

2.              NRG to assign its historical claims ($8.4 million asserted) against REMA to GenOn in exchange for $4.2 million, to be deducted from the amount NRG pays to GenOn upon consummation of the NRG Settlement.

3.              The monthly settlement of NRG’s non-historical intercompany claims with GenOn to continue normal course.

4.              Until REMA has provided NRG a release, GenOn to post a $10 million letter of credit to secure any NRG exposure in respect of the claims asserted by REMA against NRG.  GenOn shall have no obligation to indemnify NRG for any exposure beyond $10 million.  The indemnification and letter of credit shall automatically terminate and GenOn shall have no ongoing obligations to NRG if and when REMA provides NRG a release consistent with Article IX.E of the Plan.  If GenOn unable to cause the issuance of the $10 million letter of credit prior to July 16, 2018, NRG shall be entitled to holdback $10 million from the payment contemplated under paragraph 1 hereof until such issuance occurs (at which point NRG shall remit the $10 million holdback amount to GenOn).

5.              GenOn to use best efforts to cause the replacement of, as soon as reasonably practicable, those certain letters of credit procured by NRG for the benefit of GenOn and/or its subsidiaries; in furtherance of the same, GenOn authorizes NRG and its cash management team, with the consent of the GenOn management team, to cause replacement letters of credit to be issued under GenOn’s current DIP LC Facility or such other form of acceptable credit support provided by GenOn and/or its subsidiaries, provided that no replacement letter of credit shall exceed the amount of the applicable letter of credit being replaced.  Replacement to occur no later than August 15, 2018; provided that if such replacement does not occur by such time and NRG has used best efforts to effectuate the replacement, GenOn and/or its subsidiaries will provide credit support to NRG in the form of a letter of credit or cash collateral for any such NRG letters of credit that have not been replaced until such time of the replacement.  NRG to continue to support the process to replace letters of credit issued under the Revolving Credit Agreement, at no cost, if it continues beyond August 15, 2018.  In the event that any outstanding letter of credit issued under the

(1)         Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in GenOn’s confirmed chapter 11 plan (as amended, supplemented, or otherwise modified from time to time, the “Plan”).

Revolving Credit Agreement is drawn after consummation of the NRG Settlement, GenOn shall fully reimburse NRG for the resulting claim no later than August 15, 2018.

6.              The treatment of surety bonds procured by NRG, regardless of when procured and whether drawn or undrawn, for the benefit of GenOn and/or its subsidiaries under the Plan shall remain unchanged except that (i) if GenOn effectuates a further interim distribution before December 15, 2018, then GenOn shall provide such treatment no later than December 15, 2018, and (ii) if GenOn effectuates a further interim distribution after December 15, 2018, then GenOn shall provide such treatment contemporaneously with such distribution.

7.              NRG and GenOn to use commercially reasonable efforts to negotiate, in good faith, and finalize reasonable, mutually acceptable changes in respect of the tax matters agreement, exit planning, and related indemnification obligations.

8.              NRG to continue to reasonably cooperate with GenOn and REMA in relation to claims GenOn may assert against REMA, including providing historical diligence related to any and all such claims by or against REMA.

9.              Pursuant to its termination notice, the TSA shall be deemed terminated as of August 15, 2018, and GenOn waives the early services termination fee in exchange for NRG’s provision of payroll services, at no cost and consistent with historical practice, on behalf of GenOn and its subsidiaries (including GenMA and REMA) with reference to payroll periods ending October 21, 2018. Parties acknowledge that NRG has no obligations to provide any Shared Services under the TSA—with the sole exception of payroll services—beyond August 15, 2018, and that NRG shall have no obligation to provide payroll services beyond the October 21, 2018 payroll period.

10.       NRG to withdraw its objection and not oppose the relief requested in the interim distribution motion, provided that this term sheet is appended to the order on the interim distribution motion and specifically approved by the Court.

*              *              *              *

2